Kemper Variable Series

PROSPECTUS May 1, 1999

KEMPER VARIABLE SERIES

222 South Riverside Plaza, Chicago, Illinois 60606 (800) 778-1482

Kemper Variable Series offers a choice of 22 investment portfolios (each a "Portfolio") to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 22 Portfolios are:

Kemper Money Market Portfolio            Kemper Small Cap Growth Portfolio
Kemper Government Securities Portfolio   Kemper Technology Growth Portfolio
Kemper Investment Grade Bond Portfolio   Kemper Value+Growth Portfolio
Kemper High Yield Portfolio              Kemper Contrarian Value Portfolio
Kemper Total Return Portfolio            Kemper-Dreman High Return Equity Portfolio
Kemper Blue Chip Portfolio               Kemper Small Cap Value Portfolio
Kemper Growth Portfolio                  Kemper-Dreman Financial Services Portfolio
Kemper Aggressive Growth Portfolio       Kemper Global Income Portfolio
Kemper Horizon 20+ Portfolio             Kemper Global Blue Chip Portfolio
Kemper Horizon 10+ Portfolio             Kemper International Growth and Income Portfolio
Kemper Horizon 5 Portfolio               Kemper International Portfolio

Shares of the Portfolios are available exclusively as pooled funding vehicles for variable life insurance and variable annuity contracts of Participating Insurance Companies.

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus.

Shares of the Portfolios are not FDIC-insured, have no bank guarantees and may lose value.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

FUND INVESTMENT CONCEPT.....................................................3
ABOUT THE PORTFOLIOS........................................................4
     Kemper Money Market Portfolio..........................................4
     Kemper Government Securities Portfolio.................................7
     Kemper Investment Grade Bond Portfolio................................11
     Kemper High Yield Portfolio...........................................15
     Kemper Total Return Portfolio.........................................19
     Kemper Blue Chip Portfolio............................................24
     Kemper Growth Portfolio...............................................29
     Kemper Aggressive Growth Portfolio....................................33
     Kemper Horizon 20+ Portfolio..........................................37
     Kemper Horizon 10+ Portfolio..........................................42
     Kemper Horizon 5 Portfolio............................................47
     Kemper Small Cap Growth Portfolio.....................................52
     Kemper Technology Growth Portfolio....................................57
     Kemper Value+Growth Portfolio.........................................61
     Kemper Contrarian Value Portfolio.....................................65
     Kemper-Dreman High Return Equity Portfolio............................69
     Kemper Small Cap Value Portfolio......................................73
     Kemper-Dreman Financial Services Portfolio............................77
     Kemper Global Income Portfolio........................................81
     Kemper Global Blue Chip Portfolio.....................................85
     Kemper International Growth and Income Portfolio......................88
     Kemper International Portfolio........................................91
ABOUT YOUR INVESTMENT......................................................95
     Investment Manager....................................................95
     Share Price..........................................................106
     Purchase and Redemption..............................................107
     Distributions and Taxes..............................................108
     Financial Highlights.................................................110

FUND INVESTMENT CONCEPT

Kemper Variable Series (the "Fund") is an open-end, registered management investment company, currently comprising 22 portfolios. Additional portfolios may be created from time to time. The Fund is intended to be a funding vehicle for variable life insurance contracts ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of VLI contracts and VA contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken. The VLI contracts and the VA contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual   VLI  contract   holders  and  VA  contract   holders  are  not  the
"shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their VLI and VA contract holders.

Shares of the Portfolios are not FDIC-insured, have no bank guarantees and may lose value.

ABOUT THE PORTFOLIOS

KEMPER MONEY MARKET PORTFOLIO

Investment objective

The Portfolio seeks maximum current income to the extent consistent with stability of principal. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing principally in high-quality short-term debt securities issued by:

o  U.S. corporations and financial institutions; and

o  the U.S. Government and its agencies.

The Portfolio will normally invest at least 25% of its net assets in instruments issued by domestic or foreign banks.

The Portfolio generally invests only in securities with credit ratings in the two highest categories as determined by one or more nationally recognized rating organizations. The Portfolio may also invest in unrated securities that the investment manager believes to be of comparable quality. The Portfolio maintains an average dollar-weighted maturity of 90 days or less.

In selecting securities for the Portfolio, the investment manager actively manages the portfolio with respect to the short-term interest rate outlook and by selecting securities for superior price or income performance. In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in instruments bearing rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments (variable rate securities). Consistent with federal law, the Portfolio may consider certain of such instruments as having maturities earlier than the maturity date on the face of the instrument.

                         Kemper Money Market Portfolio      4

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance.

Risk management strategies

The Portfolio manages credit risk by investing only in high quality securities that the investment manager believes pose minimal credit risks. The Portfolio manages interest rate risk by limiting the maturity of each of its portfolio holdings and by limiting the weighted average maturity of the Portfolio as a whole. The Portfolio also diversifies its holdings across many industry sectors and issuers.

Main risks

As with most money market funds, the major factor affecting this Portfolio's performance is short-term interest rates. If short-term interest rates fall, the Portfolio's yield is also likely to fall.

This Portfolio may have lower returns than other fixed income funds that invest in longer-term or lower-quality securities. It is also possible that securities held by the Portfolio could be downgraded in credit rating or go into default.

To the extent that the Portfolio is invested in foreign securities such as Eurodollar certificates, it may be subject to some foreign investment risk. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

Because the Portfolio normally invests at least 25% of its net assets in instruments issued by domestic or foreign banks, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

Your investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain the value of your investment at a $1.00 share price, it is possible that you could lose money by investing in the Portfolio.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                         Kemper Money Market Portfolio      5

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'89    '90     '91     '92      '93     '94      '95      '96      '97     '98

 %
---

9.11   8.08    5.9     3.43     2.85    3.95     5.66     5.02     5.25    5.14

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 2.34% (the second quarter of 1989), and the Portfolio's lowest return for a calendar quarter was 0.68% (the second quarter of 1993).

Average Annual Total Returns

For periods ended
December 31, 1998             Kemper Money Market Portfolio
-----------------             -----------------------------

One Year                                  5.14%
Five Years                                5.01%
Ten Years                                 5.43%

-----------


7 Day Annualized Yield

On December 31, 1998, the Portfolio's 7-day annualized yield was 4.58%.

                         Kemper Money Market Portfolio      6

KEMPER GOVERNMENT SECURITIES PORTFOLIO

Investment objective

Kemper Government Securities Portfolio seeks high current return consistent with preservation of capital. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing at least 65% of its total assets in U.S. Government securities and repurchase agreements of U.S.
Government securities. U.S. Government-related debt instruments in which the Portfolio may invest include:

o      direct obligations of the U.S. Treasury; and

o      securities   issued  or  guaranteed  by  U.S.   Government   agencies  or
       Government sponsored entities.

These instruments differ primarily in interest rates, the length of maturities, the nature of the government obligation and the dates of issuance. U.S. Treasury obligations are backed by the "full faith and credit" of the United States. In the case of U.S. Government agency obligations, some are backed by the full faith and credit of the United States (such as GNMA Certificates) and others are backed only by the rights of the issuer to borrow from the U.S. Government (such as Federal National Mortgage Association Bonds). GNMA, also known as Ginnie Mae, stands for the Government National Mortgage Association. GNMA Certificates represent a partial ownership interest in a pool of mortgage loans, for which GNMA guarantees timely payment of principal and interest. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve the risk of loss of principal and interest. U.S. Government securities of the type in which the Portfolio may invest have historically involved little risk of loss of principal if held to maturity.

The Portfolio may, but is not required to, also invest up to 35% of its total assets in other types of fixed-income securities, including: corporate debt securities with investment-grade credit ratings, commercial paper rated within the two highest grades, certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks with assets in excess of $1 billion, and repurchase agreements with respect to any of these instruments. The Portfolio may, but is not required to, invest up to 10% of its assets in fixed-income securities not subject to these limitations, including securities that are rated below investment-grade and non-rated securities.

                    Kemper Government Securities Portfolio       7

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in collateralized obligations that, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio may also invest in U.S. dollar-denominated foreign securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio generally manages its exposure to interest rate risk by adjusting its duration.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its investment objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in fixed-income and mortgage-backed securities: interest rate movements, maturity, principal prepayment, and the investment manager's skill in managing the Portfolio.

Because the Portfolio invests in fixed-income securities, the most significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

The potential for appreciation of mortgage-backed securities, in which the Portfolio primarily invests, in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayment of high interest mortgage-backed securities during times of declining interest rates will tend to lower the Portfolio's return and

                     Kemper Government Securities Portfolio      8
may even result in losses to the Portfolio if some securities were acquired at a premium.

Moreover,   during   periods   of  rising   interest   rates,   prepayments   of
mortgage-backed securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

With respect to U.S. Government securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'89     '90     '91     '92      '93     '94      '95     '96      '97     '98

 %
---

13.14   9.81   15.22    5.92     6.48    -2.74    18.98   2.56     8.96    7.03

                    Kemper Government Securities Portfolio       9

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 7.66% (the second quarter of 1989), and the Portfolio's lowest return for a calendar quarter was -2.43% (the first quarter of 1994).

Average Annual Total Returns

 For periods ended           Kemper Government              Salomon Brothers
 December 31, 1998          Securities Portfolio          30 year GNMA Index+
 -----------------          --------------------          -------------------

 One Year                          7.03%                         6.85%
 Five Years                        6.72%                         7.34%
 Ten Years                         8.37%                         9.29%

-----------
+ The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the Index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                    Kemper Government Securities Portfolio       10

KEMPER INVESTMENT GRADE BOND PORTFOLIO

Investment objective

Kemper Investment Grade Bond Portfolio seeks high current income. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The  Portfolio  invests  primarily in a  diversified  portfolio of  fixed-income securities of any maturity with credit ratings of investment-grade, as determined by one or more nationally recognized statistical rating organizations. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in the following types of instruments: investment-grade corporate debt securities, U.S. Government securities, high-quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents.

The Portfolio may also invest in fixed-income securities with credit ratings that are below investment-grade and in unrated securities. These high yield/ high risk, low quality bonds and unrated securities may represent up to 35% of the Portfolio's assets.

In seeking to achieve its investment objective, the Portfolio will invest in fixed-income securities based on the investment manager's analysis without relying on any published ratings. The Portfolio will invest in a particular fixed-income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The Portfolio also may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest up to 10% of its assets in preferred stock.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other

                    Kemper Investment Grade Bond Portfolio       11
derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages its exposure to interest rate risk by managing duration. The Portfolio also diversifies its investments across sectors and issuers.

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The  Portfolio's  principal  risks are associated with investing in fixed-income
securities:  credit  quality,  interest  rate  movements,   maturity,  principal
prepayment, and the investment manager's skill in managing the Portfolio.

Because the Portfolio invests in fixed-income securities, a significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

The issuer of a bond that the Portfolio holds may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment.

Fixed-income securities are also subject to prepayment risk. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Prepayment rates usually increase when interest rates are falling.

High yield/ high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio may invest, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

                    Kemper Investment Grade Bond Portfolio       12

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

9.03     7.93

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 3.82% (the third quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -0.25% (the first quarter of 1997).

                    Kemper Investment Grade Bond Portfolio       13

Average Annual Total Returns

                                     Kemper
 For periods ended December     Investment Grade     Lehman Brothers Government/
 31, 1998                        Bond Portfolio         Corporate Bond Index+
 --------                        --------------         ---------------------

 One Year                             7.93%                    9.47%
 Since Inception (5/1/96)             7.70%                    9.53%

-----------
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


                   Kemper Investment Grade Bond Portfolio        14

KEMPER HIGH YIELD PORTFOLIO

Investment objective

Kemper High Yield Portfolio seeks to provide a high level of current income. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing primarily in lower rated, or, if unrated of comparable quality, high yield/ high risk fixed-income securities. The fixed-income securities in which the Portfolio invests include corporate debt securities, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, assignments or participations in loans, preferred stock, and cash and cash equivalents, including repurchase agreements. In seeking to achieve its investment objective, the Portfolio will invest in fixed-income securities based on the investment manager's analysis without relying on any published ratings. The Portfolio will invest in a particular fixed-income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The average maturity and mix of investments in the Portfolio will vary as the investment manager seeks to provide a high level of income considering the available alternatives in the market. The investment manager will adjust the investments of the Portfolio as it deems advisable in view of prevailing or anticipated market conditions. Accordingly, the investment manager may purchase or sell certain Portfolio securities in anticipation of a rise or a decline in interest rates or anticipated or actual changes in credit quality or other market events.

The characteristics of the securities held by the Portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited  extent,  the Portfolio  may, but is not required to,  utilize
other   investments  and  investment   techniques  that  may  impact   Portfolio
performance

                         Kemper High Yield Portfolio        15
including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The  Portfolio  seeks to achieve  the highest  yields  possible  while  reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Portfolio invests, (c) purchase of high yield/ high risk securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of Portfolio securities. The investment manager's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to Portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The  Portfolio's  principal  risks are associated with investing in fixed-income
securities:  credit  quality,  interest  rate  movements,   maturity,  principal
prepayment, and the investment manager's skill in managing the Portfolio.

High yield/ high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio primarily invests, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

                          Kemper High Yield Portfolio       16

Because the Portfolio invests in fixed-income securities, another significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

The issuer of a bond that the Portfolio holds may default with respect to payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment.

Fixed-income securities are also subject to prepayment risk. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Prepayment rates usually increase when interest rates are falling.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                         Kemper High Yield Portfolio        17

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'89      '90      '91     '92      '93     '94      '95      '96      '97     '98

 %
---

-1.24   -15.45   51.82    17.75   19.99   -2.24    17.40    14.06     11.61   1.45

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 26.70% (the first quarter of 1991), and the Portfolio's lowest return for a calendar quarter was -12.82% (the third quarter of 1990).

Average Annual Total Returns

 For periods ended                Kemper High        Salomon Brothers Long-Term
 December 31, 1998              Yield Portfolio        High Yield Bond Index+
 -----------------              ---------------        ----------------------

 One Year                            1.45%                     9.24%
 Five Years                          8.19%                     11.54%
 Ten Years                           10.26%                    12.33%

-----------
+ The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                          Kemper High Yield Portfolio       18

KEMPER TOTAL RETURN PORTFOLIO

Investment objective

Kemper Total Return Portfolio seeks high total return, a combination of income and capital appreciation. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing in a combination of domestic and foreign equity and fixed-income securities. The percentage of assets invested in specific categories of fixed-income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies.

Equity securities in which the Portfolio normally invests include common stocks and securities convertible into common stocks.

In selecting the Portfolio's equity securities, the investment manager emphasizes growth stocks. In selecting growth stocks, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership.

The  investment  manager also  considers  other factors such as:

o    patterns of increasing growth in sales and earnings;

o    the development of new or improved products or services;

o    favorable outlooks for growth in the industry;

o    the probability of increased  operating  efficiencies;

o    emphasis on research and development;

o    cyclical conditions; or

o other signs that a company is expected to show greater than average capital appreciation and earnings growth.

Fixed-income investments in which the Portfolio may invest may be of any rating, and may include lower-rated high yield/ high risk securities and those which are unrated. Currently, the Portfolio anticipates that its fixed-income investments will be primarily

                        Kemper Total Return Portfolio       19
in investment-grade securities, with not more than 35% of its total assets in high yield/ high risk fixed-income securities.

The fixed-income securities in which the Portfolio invests include bonds, money market instruments (including repurchase agreements) and other debt securities (such as U.S. and foreign government securities and investment-grade and high yield/ high risk corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege.

In seeking to achieve its investment objective, the Portfolio will invest in fixed-income securities based on the investment manager's analysis without relying on any published ratings. The Portfolio will invest in a particular fixed-income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages risk by diversifying widely among market sectors and companies and through the use of fundamental research.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

                         Kemper Total Return Portfolio      20

The Portfolio's principal risks are associated with investing in the stock market, such as equity and growth investing, and also the risks associated with investing in fixed-income securities, such as credit quality, interest rate movements, maturity, and principal prepayment, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

Because the Portfolio invests in fixed-income securities, another significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

The issuer of a bond that the Portfolio holds may default with respect to payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment.

Fixed-income securities are also subject to prepayment risk. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Prepayment rates usually increase when interest rates are falling.

High yield/high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio may invest, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of

                        Kemper Total Return Portfolio       21
loss of income and principal than investments in higher rated securities. Market prices of high yield/ high risk securities may fluctuate more than market prices of higher rated securities.

To the extent that the Portfolio invests in both stocks and bonds to seek to moderate share price volatility compared with other growth stock portfolios, the Portfolio may underperform in markets that favor more aggressive growth stock funds.

In addition, the Portfolio's asset allocation could prove to be less appropriate than other balanced mutual funds.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to two different measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                         Kemper Total Return Portfolio      22

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'89     '90     '91     '92      '93     '94      '95      '96      '97     '98

 %
---

24.16   5.05   37.88    1.69    12.11   -9.49    25.97    16.76    19.96   15.14

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 14.87% (the first quarter of 1991), and the Portfolio's lowest return for a calendar quarter was -6.91% (the third quarter of 1998).

Average Annual Total Returns

                                                              Lehman Brothers
For periods ended       Kemper Total        Russell 1000    Government/Corporate
December 31, 1998      Return Portfolio    Growth Index+       Bond Index++
-----------------      ----------------    -------------       ------------

 One Year                   15.14%             38.71%              9.47%
 Five Years                 12.96%             25.70%              7.30%
 Ten Years                  14.20%             20.57%              9.33%
-----------

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

     Index returns assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses.

                        Kemper Total Return Portfolio       23

KEMPER BLUE CHIP PORTFOLIO

Investment objective

Kemper Blue Chip Portfolio seeks growth of capital and of income. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing in a diversified portfolio, emphasizing investments primarily in the common stocks of large, well-known, high quality U.S. companies. Companies of this general type are often referred to as "Blue Chip" companies and are similar in size to those included in the Russell 1000 Index, a widely used benchmark of large stock performance.

Blue chip companies are generally identified by:

o   substantial capitalization;

o   established history of earnings and dividends;

o   easy access to credit;

o   good industry position; and

o   superior management structure.

Under normal market conditions, the Portfolio will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization (total market value of outstanding shares) of at least $1 billion at the time of investment.

Blue chip companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to investors both within and outside the United States. The Portfolio will generally attempt to avoid speculative securities or those with significant speculative characteristics.

In general, the Portfolio will seek to invest in those established, high quality companies whose industries are experiencing favorable long-term or cyclical change. Thus, in seeking its objective the Portfolio will endeavor to select its investments from high quality companies operating in the more attractive industries.

                          Kemper Blue Chip Portfolio        24

In selecting the Portfolio's equity securities, the investment manager emphasizes growth stocks. In selecting growth stocks, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership.

The  investment  manager also  considers  other factors such as:

o   patterns of increasing growth in sales and earnings;

o   the development of new or improved products or services;

o   favorable outlooks for growth in the industry;

o   the probability of increased  operating  efficiencies;

o   emphasis on research and development;

o   cyclical conditions; or

o other signs that a company is expected to show greater than average capital appreciation and earnings growth.

A stock is typically sold when, in the opinion of the investment manager, (i) the stock has reached its fair market value and its appreciation potential is limited, (ii) a company's fundamentals have deteriorated or (iii) the Portfolio's holdings are too heavily weighted in a particular stock or industry sector.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in preferred stocks, debt securities and convertible securities, including warrants and rights, when the investment manager believes that they offer opportunities for growth of capital and of income.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

                          Kemper Blue Chip Portfolio        25

Risk management strategies

The Portfolio manages risk by diversifying widely among market sectors and companies and through the use of fundamental research. The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and growth investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

To the extent that the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about
companies,   potential  political

                          Kemper Blue Chip Portfolio        26
disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'98

 %
---

13.84

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 18.26% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -12.38% (the third quarter of 1998).

                          Kemper Blue Chip Portfolio        27

Average Annual Total Returns

For periods ended
December 31, 1998            Kemper Blue Chip Portfolio      Russell 1000 Index+
-----------------            --------------------------      -------------------

One Year                              13.84%                       27.02%
Since Inception (5/1/97)              15.38%                       31.41%

-----------
+ The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. Index returns assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses.

                          Kemper Blue Chip Portfolio        28

KEMPER GROWTH PORTFOLIO

Investment objective

Kemper Growth Portfolio seeks maximum appreciation of capital. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing at least 65% of its total assets in equity securities under normal circumstances. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities. The common stocks or other securities that the investment manager selects will be those which, in the investment manager's judgment, have significant appreciation possibilities. Investment opportunities will often be sought among securities of small, less well-known companies; but securities of large, well-known companies will also be purchased, particularly when the investment manager considers such securities to be priced favorably in comparison with securities of smaller companies. Companies in which the Portfolio invests generally have market capitalizations (total market value of outstanding shares) in excess of $1 billion.

In selecting the Portfolio's equity securities, the investment manager emphasizes growth stocks. In selecting growth stocks, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership.

The  investment  manager also  considers  other factors such as:

o    patterns of increasing growth in sales and earnings;

o    the development of new or improved products or services;

o    favorable outlooks for growth in the industry;

o    the probability of increased  operating  efficiencies;

o    emphasis on research and development;

o    cyclical conditions; or

o other signs that a company is expected to show greater than average capital appreciation and earnings growth.

                           Kemper Growth Portfolio     29

In seeking to obtain capital appreciation, the investment manager seeks reasonably priced securities that it believes have the potential to appreciate at an above-average rate, relative to the stock market as a whole. The investment manager anticipates making purchases and sales on the basis of valuations and fundamentals. The Portfolio attempts to identify undervalued securities that it anticipates will appreciate over a longer time period. However, because the valuations of growth-style securities may change more rapidly than the valuations of other types of investments, the investment manager expects to hold certain securities for a shorter period of time (that is, under a year). The Portfolio will emphasize fundamental research to select securities.

A stock is typically sold when, in the opinion of the investment manager, (i) the stock has reached its fair market value, or (ii) the company's fundamentals have deteriorated.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages risk by diversifying widely among market sectors and companies. The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and growth investing, sector investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are

                            Kemper Growth Portfolio    30
possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

                           Kemper Growth Portfolio     31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'89     '90     '91     '92      '93     '94      '95      '96      '97      '98

 %
---

27.92   0.60   59.46    3.58     14.62   -4.01    32.97    21.63   21.34   15.10

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 27.76% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -21.97% (the third quarter of 1998).

Average Annual Total Returns

 For periods ended       Kemper Growth         Russell 1000
 December 31, 1998          Portfolio          Growth Index+     S&P 500 Index++
 -----------------          ---------          -------------     ---------------

 One Year                    15.10%               38.71%              28.58%
 Five Years                  16.74%               25.70%              24.06%
 Ten Years                   18.11%               20.57%              19.21%

-----------
+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select

++ The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc.

     Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                            Kemper Growth Portfolio    32

KEMPER AGGRESSIVE GROWTH PORTFOLIO

Investment objective

Kemper Aggressive Growth Portfolio seeks capital appreciation. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective through the use of aggressive investing techniques by investing primarily in equity securities of U.S. companies that the investment manager believes offer the best opportunities for capital appreciation at any given time. Under normal conditions, the Portfolio will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. The investment manager pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The investment manager may, depending upon market circumstances, emphasize the securities of small, medium or large-sized companies from time to time. The Portfolio may invest a significant portion of its assets in initial public offerings ("IPOs"), which are typically securities of small, unseasoned issuers.

The Portfolio may invest 25% or more of its total assets in one or more market sectors, such as the technology sector.

The investment manager considers a variety of factors in selecting stocks, including sustainable, above-average earnings growth relative to the overall stock market, historic earnings, earnings estimates and company fundamentals.

The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality growth companies whose stocks are selling at reasonable prices. The investment manager relies heavily upon the fundamental analysis and research of its large research staff, and will generally seek to invest in growth companies whose value may not be fully recognized by the market at large.

Such  companies  may be:

o    expected  to achieve accelerating earnings growth, perhaps due to strong demand for their products or services;

o undervalued, based upon price/earnings ratios, price/book value ratios and other measures;

o    undergoing financial restructuring;

o    involved in takeover or arbitrage situations;

                      Kemper Aggressive Growth Portfolio    33

o expected to benefit from evolving market cycles or changing economic conditions; or

o representing special situations, such as changes in management or favorable regulatory developments.

Because of the flexible nature of the Portfolio's investment policies, the Portfolio may have a higher portfolio turnover than a typical equity mutual fund. To some extent, the Portfolio may trade in securities for the short term. In addition, the investment manager may use market volatility in an attempt to capitalize on apparently unwarranted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce overvalued holdings. For example, during market declines, the Portfolio may add to positions in favored securities, while becoming more aggressive as it gradually reduces the number of companies represented in its portfolio. Conversely, in rising markets, the Portfolio may reduce or eliminate fully valued positions, while becoming more conservative as it gradually increases the number of companies in its portfolio.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The  Portfolio's  principal  risks are  associated  with  investing in the stock
market,   equity  and  growth  investing,   sector  investing,   non-diversified
investing, and the investment manager's skill in managing the Portfolio.

                      Kemper Aggressive Growth Portfolio    34

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

To the extent that the Portfolio focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not focused its assets in that sector.

Because the Portfolio is "non-diversified", the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

                      Kemper Aggressive Growth Portfolio    35

Past performance

Because the Portfolio commenced operations on May 1, 1999, no past performance information is available.

                      Kemper Aggressive Growth Portfolio    36

KEMPER HORIZON 20+ PORTFOLIO

Investment objectives

The Horizon 20+ Portfolio, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective. Unless otherwise indicated, the Portfolio's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objectives by maintaining, under normal conditions, an asset allocation of approximately 80% equity securities and 20% fixed-income securities. Although the Portfolio expects to closely approximate its target asset allocation over the long-term, the investment manager may adjust this mix based on cash flow, market conditions, anticipated returns and risk.

The Portfolio's equity securities consist primarily of common stocks of U.S. and foreign companies. The Portfolio invests primarily in stocks of large established companies (those with market capitalization in excess of $5 billion), but may also include stocks of smaller companies. The U.S. equity portion of the portfolio is divided into two parts consisting of growth stocks and value stocks. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, it may be up to 75% at any given time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve performance results.

In selecting both growth and value stocks, the investment manager emphasizes stock selection and quantitative research in seeking to enhance long-term performance potential. The investment manager seeks stocks it believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. Some of the factors the Portfolio's management team will consider in making its investments are:

o    strong  earnings  growth rate and positive  changes in earnings  trend;

o    strong balance sheet;

o    attractive market, balance sheet and income statement-based valuations; and

o    robust short- and long-term momentum.

Under normal conditions, the mix between U.S. equity securities and international equity securities is expected to be 70% U.S. and 30% foreign. The Portfolio's international equity allocation may range from 20% to 40%, although the investment

                         Kemper Horizon 20+ Portfolio       37
manager may reduce the international portion to zero if, in the judgment of the investment manager, foreign securities appear unattractive based on political and economic conditions.

The fixed-income portion of the portfolio may be invested in a broad variety of U.S. dollar-denominated fixed-income securities, including U.S. Government and agency obligations, corporate fixed-income securities and cash and cash equivalents. These fixed-income securities generally have credit ratings of investment-grade at the time of purchase, as determined by one or more nationally recognized statistical rating organizations, or if unrated, are considered of comparable quality by the investment manager. Under normal conditions, the Portfolio expects to maintain a high average dollar-weighted credit quality, i.e. within the top two rating categories of a nationally recognized statistical rating organization (or of comparable quality as determined by the investment manager), although the Portfolio may invest up to 10% of its assets in lower rated high yield/ high risk fixed-income securities or, if unrated, of comparable quality.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objectives.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in preferred stocks, convertible securities, equity investments in partnerships, joint ventures and other noncorporate investments and warrants and rights. The Portfolio may also lend its securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

Through professional management and diversification, the Portfolio seeks to control risk for its time horizon. The Portfolio's asset allocation between domestic and foreign equity investments is intended to reduce risk, while also increasing potential return, as compared to investing in U.S. stocks or international stocks alone. In addition, the Portfolio's allocation between growth and value stocks seeks to reduce the risk over a whole market cycle of holding growth or value stocks alone.

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to interest rate risk (i.e. the risk that the value of the fixed-income securities may rise or fall as interest rates change) by maintaining a relatively short duration. Under normal conditions, the target duration of the Portfolio is approximately 2.5 years, although it may range from
1.5 to 3.5 years depending on market conditions.

                         Kemper Horizon 20+ Portfolio       38

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to credit risk (i.e. the risk that the issuer of a fixed-income security may not make required interest and principal payments in a timely manner or may even default) by imposing limits on the quality of specific securities in its portfolio and by maintaining a relatively high average weighted credit quality.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in the bond market, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full

                         Kemper Horizon 20+ Portfolio       39
value. It may even decrease in value. However, an investment in undervalued stocks may pose less downside risk than in other stocks since value stocks are in theory already underpriced.

Because the Portfolio invests in fixed-income securities, a significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. It is also possible that bonds in the Portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a Portfolio's duration, the more sharply its share price is likely to rise or fall when interest rates change.

High yield/ high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio may invest, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield/ high risk securities may fluctuate more than market prices of higher rated securities.

The Portfolio's asset allocation could prove to be less appropriate to market conditions than other equity and fixed-income mutual funds.

To the extent the Portfolio invests in foreign securities, foreign investments, particularly those in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio may trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                         Kemper Horizon 20+ Portfolio       40

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

20.47    13.01

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 13.86% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -11.44% (the third quarter of 1998).

Average Annual Total Returns

                                                                 Lehman Brothers
                                                                   Government/
 For periods ended         Kemper Horizon                           Corporate
 December 31, 1998          20+ Portfolio      S&P 500 Index+      Bond Index++
 -----------------          -------------      --------------      ------------

 One Year                      13.01%              28.58%             9.47%
 Since Inception (5/1/96)      18.44%              29.00%             9.53%

------------
+ The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

     Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                         Kemper Horizon 20+ Portfolio       41

KEMPER HORIZON 10+ PORTFOLIO

Investment objective

The Horizon 10+ Portfolio, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by maintaining, under normal conditions, an asset allocation of approximately 60% equity securities and 40% fixed-income securities. Although the Portfolio expects to closely approximate its target asset allocation over the long-term, the investment manager may adjust this mix based on cash flow, market conditions, anticipated returns and risk.

The Portfolio's equity securities consist primarily of common stocks of U.S. and foreign companies. The Portfolio invests primarily in stocks of large, established companies (those with market capitalization in excess of $5 billion), but may also include stocks of smaller companies. The U.S. equity portion of the portfolio is divided into two parts consisting of growth stocks and value stocks. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, it may be up to 75% at any given time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve performance results.

In selecting both growth and value stocks, the investment manager emphasizes stock selection and quantitative research in seeking to enhance long-term performance potential. The investment manager seeks stocks it believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. Some of the factors the Portfolio's management team will consider in making its investments are:

o    strong  earnings  growth rate and positive  changes in earnings  trend;

o    strong balance sheet;

o    attractive market, balance sheet and income statement-based valuations; and

o    robust short- and long-term momentum.

Under normal conditions, the target mix between U.S. equity securities and international equity securities is expected to be 70% U.S. and 30% foreign. The Portfolio's international equity allocation may range from 20% to 40%, although the investment manager may reduce the international portion to zero if, in the judgment of

                         Kemper Horizon 10+ Portfolio       42
the  investment  manager,   foreign  securities  appear  unattractive  based  on
political and economic conditions.

The fixed-income portion of the portfolio may be invested in a broad variety of U.S. dollar-denominated fixed-income securities, including U.S. Government and agency obligations, corporate fixed-income securities and cash and cash equivalents. These fixed-income securities generally have credit ratings of investment-grade at the time of purchase, as determined by one or more nationally recognized statistical rating organizations, or if unrated, are considered of comparable quality by the investment manager. Under normal conditions, the Portfolio expects to maintain a high average dollar-weighted credit quality, i.e. within the top two rating categories of a nationally recognized statistical rating organization (or of comparable quality as determined by the investment manager), although the Portfolio may invest up to 10% of its assets in lower rated high yield/ high risk fixed-income securities or, if unrated, of comparable quality.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in preferred stocks, convertible securities, equity investments in partnerships, joint ventures and other noncorporate investments and warrants and rights. The Portfolio may also lend its securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

Through professional management and diversification, the Portfolio seeks to control risk for its time horizon. The Portfolio's asset allocation between domestic and foreign equity investments is intended to reduce risk, while also increasing potential return, as compared to investing in U.S. stocks or international stocks alone. In addition, the Portfolio's allocation between growth and value stocks seeks to reduce the risk over a whole market cycle of holding growth or value stocks alone.

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to interest rate risk (i.e. the risk that the value of the fixed-income securities may rise or fall as interest rates change) by maintaining a relatively short duration. Under normal conditions, the target duration of the Portfolio is approximately 2.5 years, although it may range from
1.5 to 3.5 years depending on market conditions.

                         Kemper Horizon 10+ Portfolio       43

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to credit risk (i.e. the risk that the issuer of a fixed-income security may not make required interest and principal payments in a timely manner or may even default) by imposing limits on the quality of specific securities in its portfolio and by maintaining a relatively high average weighted credit quality.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in the bond market, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, an investment in undervalued stocks

                         Kemper Horizon 10+ Portfolio       44
may pose less downside risk than in other stocks since value stocks are in theory already underpriced.

Because the Portfolio invests in fixed-income securities, a significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. It is also possible that bonds in the portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a Portfolio's duration, the more sharply its share price is likely to rise or fall when interest rates change.

High yield/ high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio may invest, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield/ high risk securities may fluctuate more than market prices of higher rated securities.

The Portfolio's asset allocation could prove to be less appropriate to market conditions than other equity and fixed-income mutual funds.

To the extent the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio may trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                         Kemper Horizon 10+ Portfolio       45

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

16.77    11.30

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 10.74% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -7.77% (the third quarter of 1998).

Average Annual Total Returns

                                                                 Lehman Brothers
                                                                   Government/
 For periods ended         Kemper Horizon                           Corporate
 December 31, 1998          10+ Portfolio     S&P 500 Index+      Bond Index++
 -----------------          -------------     --------------      ------------

 One Year                      11.30%             28.58%                9.47%
 Since Inception (5/1/96)      14.87%             29.00%                9.53%

----------
+ The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

     Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                         Kemper Horizon 10+ Portfolio       46

KEMPER HORIZON 5 PORTFOLIO

Investment objectives

The Horizon 5 Portfolio, designed for investors with approximately a 5-year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Unless otherwise indicated, the Portfolio's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objectives by maintaining, under normal conditions, an asset allocation of approximately 40% equity securities and 60% fixed-income securities. Although the Portfolio expects to closely approximate its target asset allocation over the long-term, the investment manager may adjust this mix based on cash flow, market conditions, anticipated returns and risk.

While the Portfolio's equity securities consist primarily of common stocks of U.S. and foreign companies. The Portfolio invests primarily in stocks of large, established companies (those with market capitalization in excess of $5 billion), but may also include stocks of smaller companies. The U.S. equity portion of the portfolio is divided into two parts consisting of growth stocks and value stocks. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, it may be up to 75% at any given time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve performance results.

In selecting both growth and value stocks, the investment manager emphasizes stock selection and quantitative research in seeking to enhance long-term performance potential. The investment manager seeks stocks it believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. Some of the factors the Portfolio's management team will consider in making its investments are:

o  strong  earnings  growth rate and positive  changes in earnings  trend;

o  strong balance sheet;

o  attractive market, balance sheet and income statement-based valuations; and

o  robust short- and long-term momentum.

Under normal conditions, the mix between U.S. equity securities and international equity securities is expected to be 70% U.S. and 30% foreign. The Portfolio's international equity allocation may range from 20% to 40%, although the investment

                          Kemper Horizon 5 Portfolio        47
manager may reduce the international portion to zero if, in the judgment of the investment manager, foreign securities appear unattractive based on political and economic conditions.

The fixed-income portion of the portfolio may be invested in a broad variety of U.S. dollar-denominated fixed-income securities, including U.S. Government and agency obligations, corporate fixed-income securities and cash and cash equivalents. These fixed-income securities generally have credit ratings of investment-grade at the time of purchase, as determined by one or more nationally recognized statistical rating organizations, or if unrated, are considered of comparable quality by the investment manager. Under normal conditions, the Portfolio expects to maintain a high average dollar-weighted credit quality, i.e. within the top two rating categories of a nationally recognized statistical rating organization (or of comparable quality as determined by the investment manager), although the Portfolio may invest up to 10% of its assets in lower rated high yield/ high risk fixed-income securities or, if unrated, of comparable quality.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in preferred stocks, convertible securities, equity investments in partnerships, joint ventures and other noncorporate investments and warrants and rights. The Portfolio may also lend its securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

Through professional management and diversification, the Portfolio seeks to control risk for its time horizon. The Portfolio's asset allocation between domestic and foreign equity investments is intended to reduce risk, while also increasing potential return, as compared to investing in U.S. stocks or international stocks alone. In addition, the Portfolio's allocation between growth and value stocks seeks to reduce the risk over a whole market cycle of holding growth or value stocks alone.

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to interest rate risk (i.e. the risk that the value of the fixed-income securities may rise or fall as interest rates change) by maintaining a relatively short duration. Under normal conditions, the target duration of the Portfolio is approximately 2.5 years, although it may range from
1.5 to 3.5 years depending on market conditions.

                          Kemper Horizon 5 Portfolio        48

The Portfolio attempts to limit the exposure of the fixed-income portion of the portfolio to credit risk (i.e. the risk that the issuer of a fixed-income security may not make required interest and principal payments in a timely manner or may even default) by imposing limits on the quality of specific securities in its portfolio and by maintaining a relatively high average weighted credit quality.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in the bond market, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full

                          Kemper Horizon 5 Portfolio      49
value. It may even decrease in value. However, an investment in undervalued stocks may pose less downside risk than in other stocks since value stocks are in theory already underpriced.

Because the Portfolio invests in fixed-income securities, a significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. It is also possible that bonds in the portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a Portfolio's duration, the more sharply its share price is likely to rise or fall when interest rates change.

High yield/ high risk fixed income securities (often referred to as "junk bonds"), in which the Portfolio may invest, are more likely to be affected by negative developments related to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield/ high risk securities may fluctuate more than market prices of higher rated securities.

The Portfolio's asset allocation could prove to be less appropriate to market conditions than other equity and fixed-income mutual funds.

To the extent the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio may trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to two broad measures of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                          Kemper Horizon 5 Portfolio    50

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

12.70    10.00

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 7.73% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -4.22% (the third quarter of 1998).

Average Annual Total Returns

                                                                 Lehman Brothers
                               Kemper                              Government/
 For periods ended           Horizon 5                              Corporate
 December 31, 1998            Portfolio        S&P 500 Index+      Bond Index++
 -----------------            ---------        --------------      ------------

 One Year                      10.00%              28.58%             9.47%
 Since Inception (5/1/96)      12.07%              29.00%             9.53%

-----------
+ The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

     Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                          Kemper Horizon 5 Portfolio   51

KEMPER SMALL CAP GROWTH PORTFOLIO

Investment objective

Kemper Small Cap Growth Portfolio seeks maximum appreciation of investors' capital. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing at least 65% of its total assets in small capitalization stocks similar in size to those companies comprising the Russell 2000 Index. Many of these companies would be in the early stages of their life cycle. Equity securities in which the Portfolio invests consists primarily of common stocks, but may include convertible securities, including warrants and rights.

To select securities, the investment manager evaluates a variety of factors, including historic earnings growth, projected earnings growth, return on equity, debt to capital ratios, and company fundamentals. The investment manager seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population.

Currently, the investment manager believes that investment opportunities may be found among the following types of companies:

o companies engaged in high growth fields such as electronics, medical technology, computer software and specialty retailing;

o companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation;

o  companies  supplying new or rapidly  growing  services to consumers and
   businesses   in   such   fields   as   automation,   data   processing,
   communications, marketing and finance; and

o  companies with innovative concepts or ideas.

In selecting the Portfolio's equity securities, the investment manager emphasizes growth stocks. In selecting growth stocks, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a growth stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership.

The  investment  manager also  considers  other factors such as:

o  patterns of increasing growth in sales and earnings;

                       Kemper Small Cap Growth Portfolio    52

o  the development of new or improved products or services;

o  favorable outlooks for growth in the industry;

o  the probability of increased  operating  efficiencies;

o| emphasis on research and development;

o  cyclical conditions; or

o other signs that a company is expected to show greater than average capital appreciation and earnings growth.

In the selection of investments, long-term capital appreciation will take precedence over short-range market fluctuations. The Portfolio does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when the investment manager believes it is desirable and consistent with sound investment procedure.

A stock is typically sold when, in the opinion of the Portfolio management team,
(i) the stock has reached its fair market value and its appreciation potential is limited, or (ii) a company's fundamentals have deteriorated.

The Portfolio may, but is not required to, invest up to 25% of its total assets in foreign securities.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in other types of securities, including preferred stocks and debt securities when the investment manager believes they offer opportunities for capital growth.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages risk by diversifying widely among market sectors and companies.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

                       Kemper Small Cap Growth Portfolio     53

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and growth investing, small stock investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

Small companies in which the Portfolio primarily invests have historically been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic conditions. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for

                       Kemper Small Cap Growth Portfolio    54
the Portfolio to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

Since many of the securities held by the Portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                       Kemper Small Cap Growth Portfolio    55

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'95      '96      '97      '98

 %
---

30.07    28.04    34.20    18.37

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 25.56% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -16.72% (the third quarter of 1998).

Average Annual Total Returns

 For periods ended December     Kemper Small Cap
 31, 1998                       Growth Portfolio            Russell 2000 Index+
 --------                       ----------------            -------------------

 One Year                              18.37%                    -2.55%
 Since Inception (5/2/94)              24.20%                    13.28%*

-----------
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses.

*  Since 4/30/94

                       Kemper Small Cap Growth Portfolio    56

KEMPER TECHNOLOGY GROWTH PORTFOLIO

Investment objective

Kemper Technology Growth Portfolio seeks growth of capital. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing primarily in domestic common stocks of companies in the technology sector which the investment manager expects to benefit from technological advances and improvements, with an emphasis on the securities of companies that the investment manager believes have potential for long-term capital growth. The investment manager considers a variety of factors in selecting securities, including historic earnings growth, earnings growth estimates, stock price, balance sheets, and company fundamentals.

The Portfolio invests principally in the common stock of companies in the technology sector. Technology companies include those whose processes, products or services, in the judgment of the investment manager, are or may be expected to significantly benefit from scientific developments and the application of technical advances in industry, manufacturing and commerce. This investment policy permits the investment manager to seek stocks having superior growth potential in virtually any industry in which they may be found. Examples of the types of industries the Portfolio may invest in are:

o   aerospace;

o   electronics;

o   genetic  engineering;

o   geology;

o   information  sciences (including   computers   and  computer   software);

o   medicine   (including pharmacology, biotechnology and biophysics); and

o   oceanography.

A stock is typically sold when, in the opinion of the investment manager, (i) the stock has reached its fair market value and its appreciation potential is limited, or (ii) a company's fundamentals have deteriorated.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

                      Kemper Technology Growth Portfolio    57

Other Investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and growth investing, sector investing, small company investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the

                      Kemper Technology Growth Portfolio    58

Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

Because the Portfolio focuses its investments in the technology market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not focused its assets in that sector. Therefore, an investment in the Portfolio involves significantly greater risk and greater volatility than an equity Portfolio that is invested in issuers in various industry sectors.

If certain sectors or securities don't perform as its Portfolio management team expects, the Portfolio could substantially underperform other technology-focused mutual funds or lose money.

Small companies in which the Portfolio may invest have historically been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic conditions. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the Portfolio to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

Because the Portfolio commenced operations on May 1, 1999, no past performance information is available.

                      Kemper Technology Growth Portfolio    59

KEMPER VALUE+GROWTH PORTFOLIO

Investment objectives

Kemper Value+Growth Portfolio seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks. Unless otherwise indicated, the Portfolio's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objectives by investing primarily in a diversified portfolio of U.S. common stocks. The investment manager combines value and growth stocks using sophisticated quantitative modeling. Companies in which the Portfolio invests generally will have a market capitalization (total market value of outstanding shares) in excess of $1 billion.

Growth stocks are stocks of companies whose earnings per share the investment manager expects will grow faster than the market average. Growth stocks tend to trade at higher price-to-earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price.

Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have low P/E ratios and dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

Historically, the performance of growth and value stocks has tended to be counter-cyclical, that is, when one was in favor, the other was out of favor relative to the equity market in general. Based on long-term considerations, the investment manager will use proprietary quantitative modeling techniques to determine the allocation between growth and value stocks held by the Portfolio. The neutral allocation between growth and value stocks would be 50%/50%. The allocation to growth or value may be up to 75% at any time. The investment manager expects that changes in the allocation would be gradual and there is no assurance that the allocation process will improve investment results.

To select individual securities, the investment manager uses additional quantitative models. Growth stocks and value stocks are evaluated according to style-specific models. By using multiple models, the investment manager seeks to create a portfolio where value and growth stocks are clearly delineated.

In managing the growth portion of the portfolio, the investment manager's proprietary quantitative models evaluate a variety of momentum factors. These include historical

                         Kemper Value+Growth Portfolio      60
earnings growth, changes in earnings, growth trends, long-term momentum and earnings revisions.

In managing the value portion of the portfolio, the investment manager's proprietary quantitative models evaluate a variety of valuation factors. These include price-to-earnings ratios, price-to-book ratios, projected dividend growth rates, earnings estimates and projected growth rates, return on equity and other balance sheet data.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objectives.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may purchase convertible securities, such as bonds and preferred stocks (including warrants and rights).

The Portfolio may also invest up to 25% of its total assets in foreign securities.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages risk by diversifying widely among market sectors and companies and by allocating its holdings between growth and value stocks. The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity, growth and value investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share price on a daily basis. Declines in value are

                         Kemper Value+Growth Portfolio      61
possible in both the overall stock market and in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the Portfolio invests in do not produce the expected earnings growth, their share price may drop and the Portfolio's net asset value would decline.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the Portfolio's focus on undervalued stocks, the Portfolio's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

To the extent that the Portfolio seeks to moderate share price volatility by investing in both value and growth stocks, the Portfolio may underperform in markets that strongly favor pure growth or value portfolios.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The

                         Kemper Value+Growth Portfolio      62
information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

25.47    20.17

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 23.51% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -14.36% (the third quarter of 1998).

Average Annual Total Returns

 For periods ended December      Kemper Value+Growth
 31, 1998                             Portfolio              Russell 1000 Index+
 --------                             ---------              -------------------

 One Year                               20.17%                      27.02%
 Since Inception (5/1/96)               22.74%                      27.94%

-----------
+ The Russell 1000 Index is an unmanaged capitalization-weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. Index returns assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses.

                         Kemper Value+Growth Portfolio      63

KEMPER CONTRARIAN VALUE PORTFOLIO

Investment objective

Kemper Contrarian Value Portfolio seeks to achieve a high rate of total return. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing principally in a diversified portfolio of common stocks of large U.S. companies that the investment manager believes to be undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company. Such companies in which the Portfolio invests generally have a minimum market capitalization (total market value of outstanding shares) of $1 billion.

The investment manager looks for investments with the following attributes:

o    a record of earnings and dividends;

o    low  price-to-earnings  ratios;

o    low price-to-book  ratios;

o    low price-to-cash  flow ratios;

o    dividend yields above the market average;

o    sound finances; and

o    perceived intrinsic value.

The Portfolio may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The investment manager applies a disciplined investment approach for selecting holdings for the Portfolio. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After the investment manager screens for low price-to-earnings ratios, it analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The Portfolio's investment approach emphasizes companies that possess strong financial positions and that the investment manager believes have strong potential for long-term growth.

                       Kemper Contrarian Value Portfolio    64

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth.

After the Portfolio stock universe is refined, the investment manager applies fundamental analysis. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. The investment manager follows all stocks in the portfolio on an intensive ongoing basis. The manager also monitors a universe of 100 to 125 potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

While most of the Portfolio's investments will be in dividend-paying common stocks, the Portfolio may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, or both. The Portfolio may write options on such stocks when the investment manager believes that it would be advantageous.

The Portfolio may also invest in preferred stocks, convertible securities and warrants. In addition, the Portfolio may invest up to 20% of its assets in U.S. dollar-denominated American Depository Receipts.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such cases, the Portfolio would not be pursuing, and may not achieve, its objective.

                      Kemper Contrarian Value Portfolio     65

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and value investing, sector investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the Portfolio's focus on undervalued stocks, the Portfolio's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

To the extent that the Portfolio focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not focused its assets in that sector.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                       Kemper Contrarian Value Portfolio    66

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

30.38    19.26

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 15.52% (the fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -7.07% (the third quarter of 1998).

Average Annual Total Returns

 For periods ended December    Kemper Contrarian Value
 31, 1998                           Portfolio                 S&P 500 Index+
 --------                           ---------                 --------------

 One Year                             19.26%                      28.58%
 Since Inception (5/1/96)             25.28%                      29.00%

-----------
+ The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                       Kemper Contrarian Value Portfolio    67

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO

Investment objective

Kemper-Dreman High Return Equity Portfolio seeks to achieve a high rate of total return. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing principally in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company.

The investment manager looks for investments with the following attributes:

o   a record of earnings;

o   low  price-to-earnings  ratios;

o   low price-to-book ratios;

o   low price-to-cash flow ratios;

o   dividend yields above the market average;

o   sound finances;  and

o   perceived intrinsic value through in-depth security analysis.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities. These include common stock, preferred stock, convertible securities, equity investments in partnerships, joint ventures and other forms of non-corporate investments and warrants and rights exercisable for equity securities and equity equivalents.

The Portfolio may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The investment manager applies a disciplined investment approach for selecting holdings for the Portfolio. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After the investment manager screens for low price-to-earnings ratios, it analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

                  Kemper-Dreman High Return Equity Portfolio     68

The Portfolio's investment approach emphasizes companies that possess strong financial positions and that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had track records of consistent, above-market earnings, cash flow and dividend growth.

The Portfolio may invest up to 20% of its total assets in foreign securities in the form of U.S. dollar-denominated American Depository Receipts and in the securities of foreign companies that are traded principally in securities markets outside the United States.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock may also be sold if the company performs below the investment manager's expectations for three to five years.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

While most of the Portfolio's investments will be in dividend-paying common stocks, the Portfolio may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, or both. The Portfolio may write options on such stocks when the investment manager believes that it would be advantageous.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

                  Kemper-Dreman High Return Equity Portfolio     69

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and value investing, sector investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the Portfolio's focus on undervalued stocks, the Portfolio's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

To the extent that the Portfolio focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not focused its assets in that sector.

To the extent that the Portfolio invests in foreign securities, foreign investments carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

Because the Portfolio commenced operations less than one year ago, no past performance information is available.

                  Kemper-Dreman High Return Equity Portfolio     70

KEMPER SMALL CAP VALUE PORTFOLIO

Investment objective

Kemper Small Cap Value Portfolio seeks long-term capital appreciation. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its investment objective by investing primarily in a diversified portfolio of the stocks of small U.S. companies, which are those similar in size to those comprising the Russell 2000 Index and that the investment manager believes to be undervalued. Under normal market conditions, the Portfolio invests at least 65% of its assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. The investment manager looks for investments with the following attributes:

o      a record of earnings;

o      low price-to-earnings ratios;

o      low price-to-book ratios;

o      low price-to-cash flow ratios;

o      sound finances; and

o      perceived intrinsic value through in-depth security analysis.

The Portfolio may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The investment manager applies a disciplined investment approach for selecting holdings for the Portfolio. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Russell 2000 Index. After the manager screens for low price-to-earnings ratios, it analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The Portfolio's investment approach emphasizes companies that possess strong financial positions and that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth.

                       Kemper Small Cap Value Portfolio     71

After the Portfolio stock universe is refined, the investment manager applies fundamental analysis. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. The investment manager follows all stocks in the portfolio on an intensive ongoing basis. The manager also monitors a universe of 25 to 175 potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

In addition to its investments in common stocks, the Portfolio may also invest in preferred stocks, convertible securities and warrants. The Portfolio may also invest up to 20% of its assets in securities of companies in the form of U.S. dollar-denominated American Depository Receipts.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and value investing, small stock investing, sector investing, and the investment manager's skill in managing the Portfolio.

                       Kemper Small Cap Value Portfolio     72

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the Portfolio's focus on undervalued stocks, the Portfolio's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

Small companies in which the Portfolio primarily invests have historically been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic conditions. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the Portfolio to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

To the extent that the Portfolio focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not focused its assets in that sector.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

                       Kemper Small Cap Value Portfolio     73

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed from year to year, and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'97      '98

 %
---

21.74    -11.25

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 16.50% (the second quarter of 1997), and the Portfolio's lowest return for a calendar quarter was -22.47% (the third quarter of 1998).

Average Annual Total Returns

For periods ended              Kemper Small Cap
December 31, 1998              Value Portfolio           Russell 2000 Index+
-----------------              ---------------           -------------------

One Year                          -11.25%                       -2.55%
Since Inception (5/1/96)            3.65%                        8.88%

-----------
+ The Russell 2000 Index is a capitalization-weighted price only index that is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                       Kemper Small Cap Value Portfolio     74

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO

Investment objective

Kemper-Dreman Financial Services Portfolio seeks long-term capital appreciation. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing at least 65% of its assets in U.S. common stocks and other equity securities of companies in the financial services sector believed by the Portfolio's investment manager to be undervalued. A company will be considered to be within the financial services industry if at least 50% of its assets, revenues or net income are related to or derived from the financial services industry.

The investment manager looks for investments with the following attributes:

o   low price-to-earnings ratios;

o   low price-to-book ratios;

o   low price-to-cash flow ratios;

o   dividend yields above the market average;

o   sound finances; and

o   perceived intrinsic value.

The Portfolio concentrates its investments in securities of financial services companies, including: commercial banks; insurance companies; thrifts; consumer finance companies; commercial finance companies; leasing companies; securities brokerage firms; asset management firms; and government-sponsored financial enterprises.

The Portfolio invests principally in a diversified portfolio of U.S. common stocks and other equity securities of companies in the financial services sector believed by the investment manager to be undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, the financial services industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the Portfolio. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard &

                  Kemper-Dreman Financial Services Portfolio     75

Poor's 500 Composite Stock Price Index (S&P 500). After the investment manager screens for low price-to-earnings ratios, it analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The Portfolio's investment approach emphasizes companies that possess strong financial positions and that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had track records of consistent, above-market earnings, cash flow and dividend growth. The Portfolio's style is to own what the investment manager believes are strong companies, not to speculate on weak stocks.

After the Portfolio stock universe is refined, the investment manager applies fundamental analysis. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. The investment manager follows all stocks in the portfolio on an intensive ongoing basis. The manager also monitors a universe of potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock may also be sold if the company performs below the investment manager's expectations for three to five years.

The  Portfolio  may, but is not  required to,  invest up to 35% of its assets in
corporate  debt  securities,   including  up  to  5%  of  its  assets  in  below
investment-grade high yield/ high risk securities (junk bonds).

In addition,  the Portfolio may, but is not required to, invest up to 30% of its
total  assets  in  foreign  securities  and   U.S.-Dollar-denominated   American
Depository Receipts.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

                  Kemper-Dreman Financial Services Portfolio     76

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, equity and value investing, sector investing, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the Portfolio's focus on undervalued stocks, the Portfolio's downside risk may be less than with other stocks since value stocks are in theory already underpriced.

Because the Portfolio concentrates its investments in the financial services sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Portfolio than if it had not concentrated its assets in that sector. Therefore, an investment in the Portfolio involves significantly greater risk and greater volatility than a diversified equity portfolio that is invested in issuers in various sectors or industries. The Portfolio is subject to the risk that a particular group of related stocks will decline in price due to sector-specific developments.

To the extent that the Portfolio invests in foreign securities, foreign investments, particularly investments in emerging markets, carry added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often

                  Kemper-Dreman Financial Services Portfolio     77
thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

Because the Portfolio commenced operations less than one year ago, no past performance information is available.

                  Kemper-Dreman Financial Services Portfolio     78

KEMPER GLOBAL INCOME PORTFOLIO

Investment objective

Kemper Global Income Portfolio seeks to provide high current income consistent with prudent total return asset management. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio seeks to achieve its investment objective by investing primarily in investment-grade (rated or unrated) foreign and domestic fixed-income securities. In managing the Portfolio to provide a high level of current income, the investment manager also seeks to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. The Portfolio's weighted average maturity may vary from period to period.

The Portfolio may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, the Portfolio invests at least 65% of its assets in the securities of issuers located in at least three countries, one of which may be the United States. It is currently anticipated that the Portfolio will invest principally within Australia, Canada, Japan, New Zealand, the United States, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units, such as the Euro.

In managing the Portfolio in an effort to reduce volatility and increase returns, the Portfolio may allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its investment objective based upon the following:

o   relative interest rates among currencies;

o   the outlook for changes in these interest rates; and

o   anticipated changes in worldwide exchange rates.

In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

The Portfolio will buy and sell its investments on the basis of, among other things, various economic fundamentals, including inflation rates, interest rates and exchange rates.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed-income securities. These include U.S. and foreign government obligations, obligations of supranational entities, debt obligations of foreign and domestic

                        Kemper Global Income Portfolio      79
corporations, banks, and other business organizations, foreign and domestic debt securities such as convertible securities and preferred stocks, cash and cash equivalents.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its investment objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the bond market, investing in foreign securities, non-diversified investing, and the investment manager's skill in managing the Portfolio.

Because the Portfolio invests in fixed-income securities, a significant risk is that interest rates will rise, and the price of bonds held by the Portfolio will fall in proportion to their duration. It is also possible that bonds in the portfolio could be downgraded in credit rating or go into default.

Duration, a measurement based on the estimated pay-back period or duration of a bond (or portfolio of bonds), is the most widely used gauge of sensitivity to interest rate change. Like maturity, duration is expressed in years. The longer a Portfolio's duration, the more sharply its share price is likely to rise or fall when interest rates change.

The investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the Portfolio could underperform its peers or lose money.

                        Kemper Global Income Portfolio      80

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to value or sell at a fair price generally, or in specific market situations.

Because the Portfolio is "non-diversified", the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.


                        Kemper Global Income Portfolio      81

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'98

 %
---

10.98

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 6.35% (the third quarter of 1998), and the Portfolio's lowest return for a calendar quarter was 1.17% (the first quarter of 1998).

Average Annual Total Returns

                                                               Salomon Brothers
 For periods ended                   Kemper Global             World Government
 December 31, 1998                 Income Portfolio              Bond Index+
 -----------------                 ----------------              -----------

 One Year                               10.98%                      15.31%
 Since Inception (5/1/97)                8.26%                      12.47%

-------------
+ The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

                        Kemper Global Income Portfolio      82

KEMPER GLOBAL BLUE CHIP PORTFOLIO

Investment objective

Kemper Global Blue Chip Portfolio seeks long-term growth of capital. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its investment objective through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks

The Portfolio will emphasize investments in common stocks of large, well-known companies. Companies of this general type are often referred to as "Blue Chip" companies. Blue chip companies are generally identified by:

o   substantial capitalization;

o   established history of earnings and dividends;

o   easy access to credit;

o   good industry position; and

o   superior management structure.

Under normal market conditions, the Portfolio invests at least 65% of its assets in global blue chip companies. The Portfolio will also invest at least 65% of its assets in the securities of issuers located in at least three countries, one of which may be the United States.

Global blue chip companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares usually results in a relatively high degree of liquidity for such investments.

In general, the Portfolio will seek to invest in companies that appear likely to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will also seek to invest in companies which possess attractive valuations.

The Portfolio will typically sell a stock when, in the opinion of the investment manager, (i) it no longer has favorable fundamentals or valuations and (ii) it is not expected to benefit from long-term changes in the global economy.

                       Kemper Global Blue Chip Portfolio    83

The Portfolio will invest primarily in developed markets. The Portfolio may invest up to 100% of its assets in non-U.S. issues, although under normal circumstances, it is expected that both foreign and U.S. investments will be represented in the Portfolio.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest up to 15% of its total assets in debt or equity securities of developing or emerging markets. The Portfolio may invest in closed-end investment companies that invest primarily in emerging market debt securities.

The Portfolio may invest in securities traded over-the-counter and may invest in
debt  securities  when  the  investment   manager  believes  the  potential  for
appreciation will equal or exceed that available from equity securities.

The Portfolio may invest in investment-grade debt securities with credit ratings of Aaa/AAA through Baa/BBB (and their unrated equivalents) of U.S. and foreign issuers. The Portfolio may also invest up to 5% of its total assets in debt securities rated Baa/BBB or below (and their unrated equivalents) of U.S. and foreign issuers. Debt securities rated below Baa/BBB are often referred to as "junk" bonds

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. issues, high-quality debt securities, cash and cash equivalents. In such a case, the Portfolio would not be pursuing, and may not achieve, its investment objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in foreign securities, and the investment manager's skill in managing the Portfolio.

                       Kemper Global Blue Chip Portfolio    84

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to value or sell at a fair price generally, or in specific market situations.

Convertible debt securities in which the Portfolio may invest are subject to some of the same interest rate risk as bonds; that is, their prices tend to drop when interest rates rise.

In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the Portfolio could underperform its peers or lose money.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

Because the Portfolio commenced operations less than one year ago, no past performance information is available.

                       Kemper Global Blue Chip Portfolio    85

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO

Investment objective

Kemper International Growth and Income Portfolio seeks long-term growth of capital and current income. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its investment objective by investing primarily in foreign equity securities. The Portfolio invests generally in common stocks of established companies listed on foreign exchanges, which the investment manager believes offer prospects for growth of earnings while paying relatively high current dividends.

At least 80% of the Portfolio's net assets will normally be invested in the equity securities of established non-U.S. companies. The Portfolio normally invests in securities of issuers located in at least three different countries. The Portfolio focuses its investments in the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index.

Stocks are selected for the Portfolio using a disciplined, multi-part investment approach with four stages as follows:

o Stage 1: The investment manager analyzes the pool of dividend-paying foreign securities, primarily from the world's more mature markets, targeting stocks that have high relative yields compared to the average for their markets.

o Stage 2: The investment manager identifies what it believes are the most promising stocks for the portfolio.

o Stage 3: The investment manager diversifies the portfolio across different industry sectors.

o Stage 4: The investment manager diversifies the portfolio among different countries.

A stock is typically sold when a company's dividend yield reaches a predetermined level versus the market yield. A stock is also sold when, in the opinion of the investment managers, a company's financial situation begins to deteriorate, especially through the assumption of large amounts of debt.

Of course, there can be no guarantee that by following these investment strategies, the Portfolio will achieve its objective.

               Kemper International Growth and Income Portfolio       86

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

Under normal conditions, the Portfolio may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed-income securities of governments, governmental agencies, supranational agencies and private issuers when the investment manager believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment-grade" securities which are those rated Aaa/AAA through Baa/BBB (and their unrated equivalents).

The Portfolio may also invest up to 5% of its total assets in debt securities rated below Baa/BBB (and their unrated equivalents), often referred to as "junk" bonds.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio manages risk by diversifying the portfolio's holdings across different countries and different industry sectors.

The Portfolio also may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the Portfolio may invest without limit in cash and cash equivalents which may include domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. The Portfolio may also hold up to 20% of its net assets in the U.S. and foreign fixed-income securities for temporary defensive purposes. In such cases, the Portfolio would not be pursuing, and may not achieve, its investment objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in foreign securities, and the investment manager's skill in managing the Portfolio.

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value

               Kemper International Growth and Income Portfolio       87
are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Foreign investments, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to value or sell at a fair price generally, or in specific market situations.

In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the Portfolio could underperform its peers or lose money.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

Because the Portfolio commenced operations less than one year ago, no past performance information is available.

               Kemper International Growth and Income Portfolio       88

KEMPER INTERNATIONAL PORTFOLIO

Investment objective

Kemper International Portfolio seeks total return, a combination of capital growth and income. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The Portfolio pursues its objective by investing primarily in common stocks of established non-U.S. companies that the investment manager believes have potential for capital growth, income or both.

There is no limitation on the percentage or amount of the Portfolio's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the Portfolio will be invested for capital growth or income, the investment manager analyzes the international equity and fixed-income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

The Portfolio invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the Portfolio's total assets will be invested in non-U.S. issuers. From time to time, the Portfolio may have more than 25% of its assets invested in any major industrial or developed country that in the view of the investment manager poses no unique investment risk.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers the following factors:

o    prospects for relative economic growth among foreign countries;

o    expected  levels of inflation;

o    relative price levels of the various  capital  markets;

o    government   policies   influencing   business conditions;

o    the outlook for  currency  relationships;  and

o    the range of individual investment opportunities available to the international investor.

In selecting its investments, the investment manager will look for companies with (i) strong earnings growth, (ii) clean balance sheets, (iii) strong management and (iv) increasing revenue. The investment manager will also look for previously unmanaged

                        Kemper International Portfolio      89
companies, which are undergoing a turnaround as a result of new management, product focus or balance sheet restructuring.

A stock is typically sold when (i) the stock has reached a predetermined  value,
(ii) the company's fundamentals have deteriorated, and (iii) the company deviates from a previously demonstrated business plan.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

Other investments

To a more limited extent, the Portfolio may, but is not required to, invest in the following:

The Portfolio may invest in convertible securities.

The Portfolio may also invest in debt securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

The Portfolio may utilize other investments and investment techniques that may impact Portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The Portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

The Portfolio may also establish and maintain reserves for defensive purposes and to enable the Portfolio to take advantage of buying opportunities. The Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. In such cases, the Portfolio would not be pursuing, and may not achieve, its investment objective.

Main risks

There are market and investment risks with any security and the value of an investment in the Portfolio will fluctuate over time and it is possible to lose money invested in the Portfolio.

The Portfolio's principal risks are associated with investing in the stock market, investing in foreign securities, and the investment manager's skill in managing the Portfolio.

                        Kemper International Portfolio      90

The Portfolio's returns and net asset value will go up and down. Stock market movements will affect the Portfolio's share prices on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by the Portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to value or sell at a fair price generally, or in specific market situations.

In addition, the investment manager's choice of countries, market sectors or specific investments may not perform as well as expected, and the Portfolio could underperform its peers or lose money.

The Portfolio expects to trade securities actively. This strategy could increase transaction costs and reduce performance.

The investment manager's skill in choosing appropriate investments for the Portfolio will determine in large part the Portfolio's ability to achieve its investment objective.

Past performance

The chart and table below provide some indication of the risks of investing in the Portfolio by illustrating how the Portfolio has performed and comparing this information to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. Of course, past performance is not necessarily an indication of future performance.

                        Kemper International Portfolio      91

Annual Total Returns (%) as of 12/31 each year

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Annual Total Returns (%) as of 12/31 each year

BAR CHART DATA:

Year
----

'93      '94      '95      '96      '97     '98

 %
---

32.79    -3.59    12.83    16.49    9.46    10.02

For the period included in the bar chart, the Portfolio's highest return for a calendar quarter was 15.43% (fourth quarter of 1998), and the Portfolio's lowest return for a calendar quarter was -17.32% (third quarter of 1998).

Average Annual Total Returns

 For periods ended December             Kemper
 31, 1998                      International Portfolio         MSCI EAFE Index+
 --------                      -----------------------         ----------------

 One Year                                 10.02%                    20.33%
 Five Years                                8.82%                     9.50%
 Since Inception (1/6/92)                 10.53%                     9.15%*

-------------
+ The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

*    Since 12/31/91.

                        Kemper International Portfolio      92

ABOUT YOUR INVESTMENT

INVESTMENT MANAGER

Each Portfolio retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the Fund's Board. Scudder Kemper Investments, Inc. actively manages the Portfolios' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each Portfolio pays the investment manager a monthly investment management fee.

Fees paid for the most recently completed fiscal year for the Portfolios operating at least one year are shown below:

                                                     % of Average Net Assets
Portfolio Name                                          on an Annual Basis
--------------                                          ------------------

Kemper Money Market Portfolio                                 0.50%

Kemper Government Securities Portfolio                        0.55%

Kemper Investment Grade Bond Portfolio                        0.60%

Kemper High Yield Portfolio                                   0.60%

Kemper Total Return Portfolio                                 0.55%

Kemper Blue Chip Portfolio                                    0.65%

Kemper Growth Portfolio                                       0.60%

Kemper Horizon 20+ Portfolio                                  0.60%

Kemper Horizon 10+ Portfolio                                  0.60%

Kemper Horizon 5 Portfolio                                    0.60%

Kemper Small Cap Growth                                       0.65%

Kemper Value+Growth Portfolio                                 0.75%

Kemper Contrarian Value Portfolio                             0.75%

Kemper Small Cap Value Portfolio                              0.75%

Kemper Global Income Portfolio                                0.75%

Kemper International Portfolio                                0.75%

The Kemper-Dreman High Return Equity Portfolio, Kemper-Dreman Financial Services Portfolio, Kemper Aggressive Growth Portfolio, and Kemper Technology Growth Portfolio each pays the investment manager a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual amount shown below:

Average Daily Net Assets of the Portfolio          Annual Management Fee Rate
-----------------------------------------          --------------------------

$0-$250 million                                                0.75%
$250 million-$1 billion                                        0.72%
$1 billion-$2.5 billion                                        0.70%
$2.5 billion-$5 billion                                        0.68%
$5 billion-$7.5 billion                                        0.65%
$7.5 billion-$10 billion                                       0.64%
$10 billion-$12.5 billion                                      0.63%
Over $12.5 billion                                             0.62%

The Kemper Global Blue Chip Portfolio pays the investment manager a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual amount shown below:

Average Daily Net Assets of the Portfolio          Annual Management Fee Rate
-----------------------------------------          --------------------------

$0-$250 million                                                1.00%
$250 million-$1 billion                                        0.95%
Over $1 billion                                                0.90%

The Kemper International Growth and Income Portfolio pays the investment manager an investment management fee, based on 1% of the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual amount.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Kemper Global Income Portfolio and Kemper International Portfolio. Scudder Investments (U.K.) Limited has served as sub-adviser for mutual funds since December 1996, and investment adviser for certain institutional accounts since August 1998. For its services as sub-adviser, Scudder Investments (U.K.) received an annual fee from Scudder Kemper Investments of 0.30% and 0.35% for each of the Kemper Global Income Portfolio and Kemper International Portfolio, respectively, for the fiscal year ended December 31, 1998.

Pursuant to a sub-advisory agreement with Scudder Kemper Investments, Inc., Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the sub-adviser for the Kemper-Dreman High Return Equity Portfolio and Kemper-Dreman Financial Services Portfolio and receives a fee for its services from Scudder Kemper

Investments, Inc. Founded in 1977, Dreman Value Management, L.L.C. manages over $7 billion in assets.

Scudder Kemper Investments, Inc. pays Dreman Value Management, L.L.C. a sub-advisory fee for each of Kemper-Dreman High Return Equity Portfolio and Kemper-Dreman Financial Services Portfolio. For its services as sub-adviser,
Dreman Value Management, L.L.C. receives an annual fee based on the average daily net assets of each of the Kemper-Dreman High Return Equity Portfolio and Kemper-Dreman Financial Services Portfolio, payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Sub-Adviser Fee Rate
-----------------------------------------           ---------------------------

$0-$250 million                                               0.240%
$250 million-$1 billion                                       0.230%
$1 billion-$2.5 billion                                       0.224%
$2.5 billion-$5 billion                                       0.218%
$5 billion-$7.5 billion                                       0.208%
$7.5 billion-$10 billion                                      0.205%
$10 billion-$12.5 billion                                     0.202%
Over $12.5 billion                                            0.198%


Portfolio management

The following investment professionals are associated with the Portfolios as indicated:

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Money Market Portfolio
--------------------------------------------------------------------------------------
Frank J. Rachwalski,            1982       Joined Scudder Kemper in 1973. Since
Jr., Lead Manager                          joining Scudder Kemper, he has served as
                                           portfolio     manager    for    other
                                           affiliated mutual funds, and has over
                                           20 years of  experience in short-term
                                           fixed income investing and research.
--------------------------------------------------------------------------------------
Jerri I. Cohen,                 1999       Joined Scudder Kemper in 1981. She has
Manager                                    over five years of experience in
                                           tax-exempt money market fund investing.
--------------------------------------------------------------------------------------

                                       95

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Government Securities Portfolio
--------------------------------------------------------------------------------------
Richard L.                    1996         Joined Scudder Kemper in 1996. He began
Vandenberg,                                his investment career in 1973. Prior to
Lead Manager                               joining Scudder Kemper he was a portfolio
                                           manager for an unaffiliated investment
                                           management firm.
--------------------------------------------------------------------------------------
Scott E. Dolan,               1998         Joined Scudder Kemper in 1989. He has
Manager                                    four years of experience in compliance
                                           analysis  and account  administration
                                           and has been a portfolio  manager for
                                           certain affiliated mutual funds since
                                           1993.
--------------------------------------------------------------------------------------
John E. Dugenske,             1998         Joined Scudder Kemper in 1998. He began
Manager                                    his investment career in 1990. Prior to
                                           joining Scudder Kemper he was a portfolio
                                           manager for an unaffiliated investment
                                           management firm.
--------------------------------------------------------------------------------------

Kemper Investment Grade Bond Portfolio
--------------------------------------------------------------------------------------
Robert S. Cessine,            1996         Joined Scudder Kemper in 1993. He is
Lead Manager                               director of investment-grade corporate
                                           and sovereign bond research. Prior to
                                           joining Scudder Kemper he was a senior
                                           corporate bond analyst and chairman of
                                           the bond selection committee of an
                                           unaffiliated investment management
                                           company.
--------------------------------------------------------------------------------------

Kemper High Yield Portfolio
--------------------------------------------------------------------------------------
Michael A. McNamara,           1990        Joined Scudder Kemper in 1972. Since
Co-Lead Manager                            then, he has served as portfolio manager
                                           on various affiliated funds. He began his
                                           investment career in 1972.
--------------------------------------------------------------------------------------
Harry E. Resis, Jr.,           1993        Joined Scudder Kemper in 1988. Since
Co-Lead Manager                            then, he has served as portfolio manager
                                           on various affiliated mutual funds. He
                                           began his investment career in 1967.
--------------------------------------------------------------------------------------

                                       96

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Total Return Portfolio
--------------------------------------------------------------------------------------
Gary A. Langbaum,             1995         Joined Scudder Kemper in 1988. He has
Lead Manager                               previously served as the director of
                                           equity research. He began his investment
                                           career in 1970.
--------------------------------------------------------------------------------------
Tracy McCormick,              1998         Joined Scudder Kemper in 1994. She began
Manager                                    her investment career in 1980. Prior to
                                           joining Scudder Kemper she was Senior
                                           Vice President and a portfolio manager at
                                           an unaffiliated investment management
                                           company.
--------------------------------------------------------------------------------------
Stephen A. Wohler,            1998         Joined Scudder Kemper in 1979. Since then
Manager                                    he has served as portfolio manager for
                                           other affiliated mutual funds and has
                                           over 20 years of investment experience.
--------------------------------------------------------------------------------------

Kemper Blue Chip Portfolio
--------------------------------------------------------------------------------------
Tracy McCormick,              1994         Joined Scudder Kemper in 1994. She began
Lead Manager                               her investment career in 1980. Prior to
                                           joining Scudder Kemper she was Senior
                                           Vice President and a portfolio manager at
                                           an unaffiliated investment management
                                           company.
--------------------------------------------------------------------------------------
Gary A. Langbaum,             1998         Joined Scudder Kemper in 1988. He has
Manager                                    previously served as the director of
                                           equity research. He began his investment
                                           career in 1970.

--------------------------------------------------------------------------------------

Kemper Growth Portfolio
--------------------------------------------------------------------------------------
Valerie F. Malter,            1999         Joined Scudder Kemper in 1995. She began
Co-Lead Manager                            her investment career in 1984. Prior to
                                           joining Scudder Kemper she spent ten
                                           years as an analyst and portfolio manager
                                           at an unaffiliated investment advisory
                                           firm.
--------------------------------------------------------------------------------------
George P. Fraise,             1999         Joined Scudder Kemper in 1997. He began
Co-Lead Manager                            his investment career in 1986. Prior to
                                           joining   Scudder  Kemper  he  was  a
                                           senior  equity   analyst  at  several
                                           unaffiliated    investment   advisory
                                           firms.
--------------------------------------------------------------------------------------

                                       97

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Aggressive Growth Portfolio
--------------------------------------------------------------------------------------
Kurt R. Stalzer               1999         Joined  Scudder  Kemper in 1997.  He began
Lead Manager                               his  investment  career in 1982.  Prior to
                                           joining   Scudder  Kemper  he  was  a
                                           Senior   portfolio   manager  for  an
                                           unaffiliated   investment  management
                                           company.
--------------------------------------------------------------------------------------
David H. Burshtan             1999         Joined Scudder Kemper in 1995. He began
Manager                                    his investment career in 1988. Prior to
                                           joining   Scudder  Kemper  he  was  a
                                           Senior    International    Securities
                                           Analyst   responsible   for  emerging
                                           markets at a trust company.
--------------------------------------------------------------------------------------

Kemper Horizon 20+, 10+ and 5 Portfolio
--------------------------------------------------------------------------------------
Robert D. Tymoczko,           1999         Joined Scudder Kemper in 1997. He began
Lead Manager                               his investment career in 1996. Prior to
                                           joining Scudder Kemper he worked as an
                                           economic consultant specializing in
                                           quantitative research and econometric
                                           consulting.
--------------------------------------------------------------------------------------
Shahram Tajbakhsh,            1999         Joined Scudder Kemper in 1996. He began
Manager                                    his investment career in 1984. Prior to
                                           joining  Scudder  Kemper  he was Lead
                                           Project  Manager at an  international
                                           financial news provider.
--------------------------------------------------------------------------------------
Almond G. Goduti,             1999         Joined Scudder Kemper in 1996. He began
Manager                                    his investment career in 1984. Prior to
                                           joining   Scudder  Kemper  he  was  a
                                           research   and   investment   analyst
                                           dealing   with   mortgage  and  asset
                                           backed  securities at an unaffiliated
                                           asset management company.
--------------------------------------------------------------------------------------
Josephine Chu,                1999         Joined Scudder Kemper in 1997. She began
Manager                                    her investment career in 1997. Prior to
                                           joining Scudder Kemper she attended the
                                           Chinese University of Hong Kong and
                                           obtained an M.B.A. with honors with a
                                           concentration in analytic finance from
                                           the University of Chicago.
--------------------------------------------------------------------------------------

                                       98

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Value+Growth Portfolio
--------------------------------------------------------------------------------------
Robert D. Tymoczko,           1998         Joined Scudder Kemper in 1997. He began
Lead Manager                               his investment career in 1996. Prior to
                                           joining Scudder Kemper he worked as an
                                           economic consultant specializing in
                                           quantitative research and econometric
                                           consulting.
--------------------------------------------------------------------------------------
Philip S. Fortuna,            1998         Joined Scudder Kemper in 1986 as a
Manager                                    manager of institutional equity accounts.
                                           He  has   served   as   director   of
                                           quantitative services and director of
                                           investment  operations,  and has been
                                           involved in global  planning  and new
                                           product development.  He is currently
                                           director of the quantitative group.
--------------------------------------------------------------------------------------

Kemper Small Cap Growth Portfolio
--------------------------------------------------------------------------------------
David H. Burshtan,            1997         Joined Scudder Kemper in 1995. He began
Lead Manager                               his investment career in 1988. Prior to
                                           joining  Scudder Kemper he was Senior
                                           International    Securities   Analyst
                                           responsible for emerging markets at a
                                           trust company.
--------------------------------------------------------------------------------------
Kurt R. Stalzer,              1997         Joined Scudder Kemper in 1997. He began
Manager                                    his investment career in 1982. Prior to
                                           joining   Scudder  Kemper  he  was  a
                                           Senior   portfolio   manager  for  an
                                           unaffiliated   investment  management
                                           company.
--------------------------------------------------------------------------------------

Kemper Technology Growth Portfolio
--------------------------------------------------------------------------------------
James B. Burkart              1999         Joined  Scudder  Kemper in 1998.  He began
Lead Manager                               his  investment  career in 1970.  Prior to
                                           joining  Scudder  Kemper he was an analyst
                                           and portfolio manager for a trust company
--------------------------------------------------------------------------------------
Tracy McCormick,              1999         Joined Scudder Kemper in 1994. She began
 Manager                                   her investment career in 1980. Prior to
                                           joining Scudder Kemper she was a Senior
                                           Vice President and portfolio manager at
                                           an unaffiliated investment management
                                           company.
--------------------------------------------------------------------------------------

                                       99

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper Contrarian Value Portfolio
--------------------------------------------------------------------------------------
Thomas F. Sassi,              1996         Joined Scudder Kemper in 1996. He began
Lead Manager                               his investment career in 1971. Prior to
                                           joining  Scudder Kemper he was a Vice
                                           President and  portfolio  manager for
                                           an  unaffiliated  life  insurance and
                                           investment management company.
--------------------------------------------------------------------------------------
Frederick L. Gaskin,          1997         Joined Scudder Kemper in 1996. He began
Manager                                    his investment career in 1986. Prior to
                                           joining Scudder Kemper he was a Vice
                                           President and portfolio manager for a
                                           bank.
--------------------------------------------------------------------------------------

Kemper-Dreman High Return Equity Portfolio
--------------------------------------------------------------------------------------
David N. Dreman,              1998         Chairman of Dreman Value Management,
Lead Manager                               L.L.C. since 1977. He is a pioneer of the
                                           philosophy  of  contrarian  investing
                                           (buying  what is out of favor)  and a
                                           leading  proponent  of  the  low  P/E
                                           investment  style.  He is a columnist
                                           for  Forbes and the author of several
                                           books   on   the   value   style   of
                                           investing.  He began  his  investment
                                           career in 1957.
--------------------------------------------------------------------------------------

Kemper Small Cap Value Portfolio
--------------------------------------------------------------------------------------
Steven T. Stokes,             1997         Joined Scudder Kemper in 1996. He began
Lead Manager                               his investment career in 1986. Prior to
                                           joining  Scudder  Kemper  he  was  an
                                           equity  analyst  and a member  of the
                                           portfolio   management   team  at  an
                                           unaffiliated   investment  management
                                           company.
--------------------------------------------------------------------------------------

                                      100

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------


Kemper-Dreman Financial Services Portfolio
--------------------------------------------------------------------------------------
David N. Dreman,              1998         Chairman of Dreman Value Management,
Lead Manager                               L.L.C. since 1977. He is a pioneer of the
                                           philosophy  of  contrarian  investing
                                           (buying  what is out of favor)  and a
                                           leading  proponent  of  the  low  P/E
                                           investment  style.  He is a columnist
                                           for  Forbes and the author of several
                                           books   on   the   value   style   of
                                           investing.  He began  his  investment
                                           career in 1957.
--------------------------------------------------------------------------------------

Kemper Global Income Portfolio
--------------------------------------------------------------------------------------
Isabel Saltzman,              1999         Joined Scudder Kemper in 1990. She is the
Lead Manager                               product leader and senior portfolio
                                           manager   for  the  firm's   Emerging
                                           Markets  Bond  Group.  She  began her
                                           investment  career in 1979.  Prior to
                                           joining  Scudder Kemper she worked in
                                           the international  finance department
                                           of a bank.
--------------------------------------------------------------------------------------
Jan Faller,                   1999         Joined Scudder Kemper in 1999.  He began
Manager                                    his investment career in 1988.  Prior to
                                           joining Scudder Kemper he was part of
                                           a   global   fixed-income   portfolio
                                           management  team  at an  unaffiliated
                                           investment management company.
--------------------------------------------------------------------------------------

Kemper International Growth and Income Portfolio
--------------------------------------------------------------------------------------
Sheridan P. Reilly,           1998         Joined Scudder Kemper in 1995. He began
Lead  Manager                              his investment career in 1987. Prior to
                                           joining  Scudder Kemper he focused on
                                           strategies     for    global     bond
                                           portfolios,   currency  hedging,  and
                                           foreign    equity   markets   at   an
                                           unaffiliated   investment  management
                                           company.
--------------------------------------------------------------------------------------
Irene T. Cheng,               1998         Joined Scudder Kemper in 1993. She began
Manager                                    her investment career in 1985. She is a
                                           member of the  firm's  Global  Equity
                                           Group   and  has   over   six   years
                                           experience as a portfolio manager.

                                      101

                              Joined the
                             Portfolio as
Name & Title               Portfolio Manager             Background
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Lauren C. Lambert,            1999         Joined Scudder Kemper in 1994. She began
Manager                                    her investment career in 1987. Prior to
                                           joining Scudder Kemper she was an equity
                                           analyst at an unaffiliated investment
                                           management company.

--------------------------------------------------------------------------------------

Kemper Global Blue Chip Portfolio
--------------------------------------------------------------------------------------
Diego Espinosa, Lead          1998         Joined Scudder Kemper in 1996. He began
Manager                                    his investment career in 1991. Prior to
                                           joining Scudder Kemper he was a Latin
                                           American securities analyst for an
                                           unaffiliated investment management
                                           company.
--------------------------------------------------------------------------------------
William E. Holzer,            1998         Joined Scudder Kemper in 1980. He began
Manager                                    his investment career in 1970. He is
                                           Product  Leader of the firm's  global
                                           equity  investment  product and is on
                                           the  portfolio  management  teams for
                                           other affiliated international mutual
                                           funds.
--------------------------------------------------------------------------------------
Nicholas Bratt,               1998         Joined Scudder Kemper in 1976. He has
Manager                                    over 20 years of international investment
                                           experience.  He is head of the firm's
                                           Global Equity Group,  responsible for
                                           the strategic direction of the firm's
                                           equity management business.
--------------------------------------------------------------------------------------

Kemper International Portfolio
--------------------------------------------------------------------------------------
Stephen P. Dexter,            1998         Joined Scudder Kemper in 1986 as an
Co-Lead Manager                            equity analyst. Since then he has served
                                           as portfolio manager for other affiliated
                                           mutual funds. He began his investment
                                           career in 1983.
--------------------------------------------------------------------------------------
Marc J. Slendebroek,          1998         Joined Scudder Kemper in 1994. He is an
Co-Lead Manager                            international portfolio manager at
                                           Scudder Investments,  (U.K.) Ltd., an
                                           affiliated    investment   management
                                           company.  He began investment  career
                                           in  1990.  Prior to  joining  Scudder
                                           Kemper he worked for an  unaffiliated
                                           investment     management     company
                                           responsible   for  the  Dutch  equity
                                           research product.
--------------------------------------------------------------------------------------

Year 2000 Readiness

Like other mutual funds and financial and business organizations worldwide, the Portfolios could be adversely affected if computer systems on which a Portfolio relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Portfolios' business and operations, such as problems with calculating net asset value and difficulties in implementing a Portfolio's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the Portfolios and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a Portfolio or on global markets or economies generally.

Euro Conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each Portfolio. The Euro was introduced on January 1, 1999, by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a Portfolio's holdings is negative, it could hurt the Portfolio's performance.

SHARE PRICE

All Portfolios (other than the Money Market Portfolio). Scudder Fund Accounting Corporation determines the net asset value per share as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the Portfolios' assets, but when reliable market quotations are unavailable, a Portfolio may use procedures established by the Fund's Board of Trustees.

The net asset value per share of each Portfolio is the value of one share and is determined by dividing the value of the Portfolio's net assets, less all liabilities, by the number of shares of that Portfolio outstanding.

To the extent that the Portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolios do not price their shares. As a result, the net asset value per share of the Portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

Money Market Portfolio. Scudder Fund Accounting Corporation determines the net asset value per share of the Money Market Portfolio at 12:00 p.m. (noon) Eastern time and the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Portfolio is normally $1.00 calculated at amortized cost in accordance with a rule of the Securities and Exchange Commission (Rule 2a-7).

The net asset value per share of the Money Market Portfolio is the value of one share and is determined by dividing the value of the Portfolio's net assets, less all liabilities, by the number of shares of the Portfolio outstanding.

The Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

PURCHASE AND REDEMPTION

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of each Portfolio are purchased and redeemed at the net asset value of the Portfolio's shares determined that same day or, in the case of an order not resulting automatically from VLI and VA contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of the Participating Life Insurance Company.

From time to time, the Fund may temporarily suspend the offering of shares of one or more of its Portfolios. During the period of such suspension, shareholders of such Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

The Fund seeks to have its Money Market Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Money Market
Portfolio will be investing in instruments that normally require immediate payment in Federal funds

(monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted certain procedures for the convenience of its shareholders and to ensure that the Money Market Portfolio receives investable funds.

No fee is charged the shareholders when they purchase or redeem Portfolio shares.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Dividends for All Portfolios Except Money Market Portfolio. The Fund normally declares and distributes dividends of net investment income annually for these Portfolios. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

Dividends for Money Market Portfolio. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Taxes

Each Portfolio intends to comply with the diversification requirements of Internal Revenue code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to Portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisers as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the Portfolios' financial performance for the period reflected below. Certain information reflects the financial results for a single Portfolio share. The total return figures show what a shareholder in a Portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the Portfolios' financial statements, are included in the Portfolios' annual reports, which are available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Money Market Portfolio

                                                 Year ended December 31,
                                      1998     1997      1996       1995      1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $1.00    1.00      1.00      1.00       1.00
--------------------------------------------------------------------------------------
Net investment income                   .05     .05       .05       .06        .04
--------------------------------------------------------------------------------------
Less dividends declared                 .05     .05       .05       .06        .04
--------------------------------------------------------------------------------------
Net asset value, end of year          $1.00    1.00      1.00      1.00       1.00
--------------------------------------------------------------------------------------
Total return                           5.15%   5.25      5.03      5.66       3.96
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                                .54%    .55       .60       .55        .53
--------------------------------------------------------------------------------------
Net investment income                  5.02%   5.14      4.90      5.52       3.95
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year (in
  thousands)                         $151,930  100,143   70,601     61,078    83,821
--------------------------------------------------------------------------------------

Note to Kemper Money Market Portfolio: The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.

Kemper Government Securities Portfolio

                                                 Year ended December 31,
                                      1998      1997     1996      1995       1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $1.207    1.207    1.269    1.142       1.267
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .062     .084     .085     .084        .067
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                              .019     .016   (.057)     .123      (.102)
--------------------------------------------------------------------------------------
Total from investment operations        .081     .100     .028     .207      (.035)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                              .080     .100     .090     .080        .060
--------------------------------------------------------------------------------------
  Distribution from net realized gain     --       --       --       --        .030
--------------------------------------------------------------------------------------
Total dividends                         .080     .100     .090     .080        .090
--------------------------------------------------------------------------------------
Net asset value, end of year          $1.208    1.207    1.207    1.269       1.142
--------------------------------------------------------------------------------------
Total return                           7.03%     8.96     2.56    18.98      (2.74)
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                                .65%      .64      .66      .65         .63
--------------------------------------------------------------------------------------
Net investment income                  6.27%     7.12     7.09     7.08        5.69
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year (in
  thousands)                          $123,211   86,682   84,314    95,185     95,782
---------------------------------------------------------------------------------------
Portfolio turnover rate                 142%      179      325      275         606
--------------------------------------------------------------------------------------

Kemper Investment Grade Bond Portfolio

                                                       Year ended           May 1 to
                                                      December 31,        December 31,
                                                    1998         1997         1996
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.118        1.036        1.000
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .032         .066         .031
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .055         .026         .005
---------------------------------------------------------------------------------------
Total from investment operations                    .087         .092         .036
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .030         .010           --
---------------------------------------------------------------------------------------
  Distribution from net realized gain               .010           --           --
---------------------------------------------------------------------------------------
Total dividends                                     .040         .010           --
---------------------------------------------------------------------------------------
Net asset value, end of period                    $1.165        1.118        1.036
---------------------------------------------------------------------------------------
Total return (not annualized)                      7.93%         9.04         3.57
---------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .67%          .80          .87
---------------------------------------------------------------------------------------
Net investment income                              5.50%         6.23         4.93
---------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .67%          .80          .87
---------------------------------------------------------------------------------------
Net investment income                              5.50%         6.23         4.93
---------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)       $52,155        15,504       1,998
---------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                130%          311           75
---------------------------------------------------------------------------------------

Kemper High Yield Portfolio

                                                 Year ended December 31,
                                      1998     1997      1996       1995      1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $1.296   1.281     1.259     1.185      1.338
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .106    .116      .120      .125       .116
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                            (.085)    .019      .042      .069     (.149)
--------------------------------------------------------------------------------------
Total from investment operations        .021    .135      .162      .194     (.033)
--------------------------------------------------------------------------------------
Less distribution from net
  investment income                     .090    .120      .140      .120       .120
--------------------------------------------------------------------------------------
Net asset value, end of year          $1.227   1.296     1.281     1.259      1.185
--------------------------------------------------------------------------------------
Total return                           1.45%   11.61     14.06     17.40     (2.25)
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .65%      .65       .65       .65        .65
--------------------------------------------------------------------------------------
Net investment income                 9.36%     9.20      9.70     10.27       9.49
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year (in
  thousands)                       $442,125   391,664   289,315   257,377    219,415
--------------------------------------------------------------------------------------
Portfolio turnover rate                 74%       90        98        90         98
--------------------------------------------------------------------------------------

Kemper Total Return Portfolio

                                                 Year ended December 31,
                                      1998     1997      1996       1995      1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $2.822   2.815     2.579     2.112      2.586
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .086    .090      .084      .084       .069
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                              .317    .377      .322      .453     (.313)
--------------------------------------------------------------------------------------
Total from investment operations        .403    .467      .406      .537     (.244)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                .090    .090      .090      .070       .060
--------------------------------------------------------------------------------------
  Distribution from net realized gain   .400    .370      .080        --       .170
--------------------------------------------------------------------------------------
Total dividends                         .490    .460      .170      .070       .230
--------------------------------------------------------------------------------------
Net asset value, end of year          $2.735   2.822     2.815     2.579      2.112
--------------------------------------------------------------------------------------
Total return                          15.14%   19.96     16.76     25.97     (9.50)
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .60%      .60       .59       .60        .61
--------------------------------------------------------------------------------------
Net investment income                 3.33%     3.32      3.21      3.52       3.13
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year
  (in thousands)                    $865,423   786,996   697,102   659,894    586,594
--------------------------------------------------------------------------------------
Portfolio turnover rate                 81%      122        90       118        128
--------------------------------------------------------------------------------------

Kemper Blue Chip Portfolio

                                                   Year ended          May 1 to
                                                  December 31,       December 31,
                                                      1998               1997
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                  $1.115             1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          .010              .017
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .145              .098
--------------------------------------------------------------------------------------
Total from investment operations                        .155              .115
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               .010                --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                     --                --
--------------------------------------------------------------------------------------
Total dividends                                         .010                --
--------------------------------------------------------------------------------------
Net asset value, end of period                        $1.260             1.115
--------------------------------------------------------------------------------------
Total return (not annualized)                         13.84%             11.54
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                                .76%               .95
--------------------------------------------------------------------------------------
Net investment income                                  1.18%              2.07
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                                .76%               .95
--------------------------------------------------------------------------------------
Net investment income (loss)                           1.18%              2.07
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)           $78,314             5,023
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    102%                78
--------------------------------------------------------------------------------------

Kemper Growth Portfolio

                                                 Year ended December 31,
                                      1998      1997     1996       1995      1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $3.001    3.371    3.262     2.665      2.935
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .007     .012     .030      .034       .018
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                .459     .448     .589      .793     (.138)
--------------------------------------------------------------------------------------
Total from investment operations        .466     .460     .619      .827     (.120)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                .010     .020     .040      .010         --
--------------------------------------------------------------------------------------
  Distribution from net realized gain   .500     .810     .470      .220       .150
--------------------------------------------------------------------------------------
Total dividends                         .510     .830     .510      .230       .150
--------------------------------------------------------------------------------------
Net asset value, end of year          $2.957    3.001    3.371     3.262      2.665
--------------------------------------------------------------------------------------
Total return                          15.10%    21.34    21.63     32.97     (4.02)
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .66%       .65      .64      .64         .66
--------------------------------------------------------------------------------------
Net investment income                  .28%       .42      .94     1.15         .69
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year (in
  thousands)                          $628,551  563,016  487,483    414,533    321,708
--------------------------------------------------------------------------------------
Portfolio turnover rate                 109%      170      175       88         106
--------------------------------------------------------------------------------------

Kemper Horizon 20+ Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.378        1.154        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .019         .020         .012
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .160         .214         .142
--------------------------------------------------------------------------------------
Total from investment operations                    .179         .234         .154
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .010         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .040           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .050         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.507        1.378        1.154
--------------------------------------------------------------------------------------
Total return (not annualized)                     13.01%        20.48        15.37
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .67%          .93          .81
--------------------------------------------------------------------------------------
Net investment income                              1.84%         1.58         1.71
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .67%          .93         1.13
--------------------------------------------------------------------------------------
Net investment income                              1.84%         1.58         1.39
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)        $38,265       16,659       3,759
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 55%           75           60
--------------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.289        1.114        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      .020         .034         .018
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .125         .151         .096
--------------------------------------------------------------------------------------
Total from investment operations                    .145         .185         .114
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .010         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .030           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .040         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.394        1.289        1.114
--------------------------------------------------------------------------------------
Total return (not annualized)                     11.30%        16.77        11.37
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .64%          .83          .78
--------------------------------------------------------------------------------------
Net investment income                              2.84%         2.77         2.69
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .64%          .83         1.01
--------------------------------------------------------------------------------------
Net investment income (loss)                       2.84%         2.77         2.46
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)        $57,411       22,553       5,727
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 35%           67           76
--------------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.224        1.096        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      .028         .043         .023
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .093         .095         .073
--------------------------------------------------------------------------------------
Total from investment operations                    .121         .138         .096
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .010         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .030           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .040         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.305        1.224        1.096
--------------------------------------------------------------------------------------
Total return (not annualized)                     10.00%        12.70         9.59
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .66%          .97          .83
--------------------------------------------------------------------------------------
Net investment income                              3.85%         3.63         3.60
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .66%          .97         1.01
--------------------------------------------------------------------------------------
Net investment income (loss)                       3.85%         3.63         3.42
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)        $32,741       14,258       2,534
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 42%           89           13
--------------------------------------------------------------------------------------

Kemper Small Cap Growth Portfolio

                                                                           May 2 to
                                                                           December
                                           Year ended December 31,            31,
                                      1998     1997      1996      1995       1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                              $1.969    1.677    1.346    1.039       1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                   --     .004     .002     .005        .008
--------------------------------------------------------------------------------------
  Net realized and unrealized gain      .342     .488     .369     .307        .031
--------------------------------------------------------------------------------------
Total from investment operations        .342     .492     .371     .312        .039
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                                --     .010       --     .005          --
--------------------------------------------------------------------------------------
  Distribution from net realized gain   .340     .190     .040       --          --
--------------------------------------------------------------------------------------
Total dividends                         .340     .200     .040     .005          --
--------------------------------------------------------------------------------------
Net asset value, end of period        $1.971    1.969    1.677    1.346       1.039
--------------------------------------------------------------------------------------
Total return (not annualized)         18.37%    34.20    28.04    30.07        3.95
--------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                .70%      .71      .75      .87        1.25
--------------------------------------------------------------------------------------
Net investment income (loss)          (.01)%      .20      .15      .42         .91
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period
  (in thousands)                      $208,335  137,415   69,137    35,373     12,909
--------------------------------------------------------------------------------------
Portfolio turnover rat (annualized)     276%      330      156       81          58
--------------------------------------------------------------------------------------

Kemper Value+Growth Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.425        1.146        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .008         .012         .008
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .278         .277         .138
--------------------------------------------------------------------------------------
Total from investment operations                    .286         .289         .146
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             --         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .040           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .040         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.671        1.425        1.146
--------------------------------------------------------------------------------------
Total return (not annualized)                     20.17%        25.47        14.60
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .78%          .84          .90
--------------------------------------------------------------------------------------
Net investment income                               .80%          .95          .97
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .78%          .84         1.01
--------------------------------------------------------------------------------------
Net investment income                               .80%          .95          .86
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)        $152,321      69,094      10,196
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                102%           50           25
--------------------------------------------------------------------------------------

Kemper Contrarian Value Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.518        1.174        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .026         .031         .015
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .263         .323         .159
--------------------------------------------------------------------------------------
Total from investment operations                    .289         .354         .174
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .010         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .040           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .050         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.757        1.518        1.174
--------------------------------------------------------------------------------------
Total return (not annualized)                     19.26%        30.38        17.36
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .78%          .80          .90
--------------------------------------------------------------------------------------
Net investment income                              2.02%         2.38         2.42
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .78%          .80          .92
--------------------------------------------------------------------------------------
Net investment income                              2.02%         2.38         2.40
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)       $263,775      162,380      21,305
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 57%           46           57
--------------------------------------------------------------------------------------

Kemper-Dreman High Return Equity Portfolio

                                                                        May 4 to
                                                                     December 31,
                                                                        1998 (a)
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           .008
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                .020
--------------------------------------------------------------------------------------
Total from investment operations                                         .028
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                                   --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                                       --
--------------------------------------------------------------------------------------
Total dividends                                                             --
--------------------------------------------------------------------------------------
Net asset value, end of period                                         $1.028
--------------------------------------------------------------------------------------
Total return (not annualized)                                           2.80%
--------------------------------------------------------------------------------------
Ratios to average net assets after expense absorption (annualized)
Expenses                                                                 .87%
--------------------------------------------------------------------------------------
Net investment income                                                   2.77%
--------------------------------------------------------------------------------------
Ratios to average net assets before expense absorption (annualized)
Expenses                                                                1.20%
--------------------------------------------------------------------------------------
Net investment income (loss)                                            2.44%
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)                            $59,294
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       5%
--------------------------------------------------------------------------------------
(a)      Commencement of operations

Kemper Small Cap Value Portfolio

                                                                           May 1 to
                                                       Year ended          December
                                                      December 31,            31,
                                                    1998         1997        1996
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $1.227        1.019        1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .009         .012         .013
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.141)         .206         .006
--------------------------------------------------------------------------------------
Total from investment operations                  (.132)         .218         .019
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             --         .010           --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               .030           --           --
--------------------------------------------------------------------------------------
Total dividends                                     .030         .010           --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $1.065        1.227        1.019
--------------------------------------------------------------------------------------
Total return (not annualized)                    (11.25)%      21.73         1.86
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                            .80%          .84          .90
--------------------------------------------------------------------------------------
Net investment income                              1.15%         1.18         2.25
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                            .80%          .84          .92
--------------------------------------------------------------------------------------
Net investment income                              1.15%         1.18         2.23
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)        $102,009     76,108       13,307
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 43%           22           61
--------------------------------------------------------------------------------------

Kemper-Dreman Financial Services Portfolio

                                                                        May 4 to
                                                                     December 31,
                                                                        1998 (a)
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           .004
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              (.026)
--------------------------------------------------------------------------------------
Total from investment operations                                       (.022)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                                   --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                                       --
--------------------------------------------------------------------------------------
Total dividends                                                             --
--------------------------------------------------------------------------------------
Net asset value, end of period                                          $.978
--------------------------------------------------------------------------------------
Total return (not annualized)                                          (2.20)%
--------------------------------------------------------------------------------------
Ratios to average net assets after expense absorption (annualized)
Expenses                                                                 .99%
--------------------------------------------------------------------------------------
Net investment income                                                   1.29%
--------------------------------------------------------------------------------------
Ratios to average net assets before expense absorption (annualized)
Expenses                                                                1.73%
--------------------------------------------------------------------------------------
Net investment income (loss)                                             .55%
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)                            $15,516
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       6%
--------------------------------------------------------------------------------------
(a)  Commencement of operations

Kemper Global Income Portfolio

                                                   Year ended          May 1 to
                                                  December 31,       December 31,
                                                      1998               1997
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                  $1.029             1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          .024              .036
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .086            (.007)
--------------------------------------------------------------------------------------
Total from investment operations                        .110              .029
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               .020                 --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                   .010                 --
--------------------------------------------------------------------------------------
Total dividends                                         .030                 --
--------------------------------------------------------------------------------------
Net asset value, end of period                        $1.109             1.029
--------------------------------------------------------------------------------------
Total return (not annualized)                         10.98%              2.87
--------------------------------------------------------------------------------------
Ratios to average net assets after expense
absorption (annualized)
Expenses                                               1.08%              1.10
--------------------------------------------------------------------------------------
Net investment income                                  4.32%              5.36
--------------------------------------------------------------------------------------
Ratios to average net assets before expense
absorption (annualized)
Expenses                                               1.08%              1.10
--------------------------------------------------------------------------------------
Net investment income (loss)                           4.32%              5.36
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)           $5,023              2,145
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   330%               290
--------------------------------------------------------------------------------------

Kemper Global Blue Chip Portfolio

                                                                        May 5 to
                                                                     December 31,
                                                                        1998 (a)
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           .003
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              (.024)
--------------------------------------------------------------------------------------
Total from investment operations                                       (.021)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                                   --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                                       --
--------------------------------------------------------------------------------------
Total dividends                                                             --
--------------------------------------------------------------------------------------
Net asset value, end of period                                          $.979
--------------------------------------------------------------------------------------
Total return (not annualized)                                         (2.10)%
--------------------------------------------------------------------------------------
Ratios to average net assets after expense absorption (annualized)
Expenses                                                                1.56%
--------------------------------------------------------------------------------------
Net investment income                                                    .91%
--------------------------------------------------------------------------------------
Ratios to average net assets before expense absorption (annualized)
Expenses                                                               12.32%
--------------------------------------------------------------------------------------
Net investment income (loss)                                          (9.85)%
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)                             $3,584
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      67%
--------------------------------------------------------------------------------------
(a)  Commencement of operations

Kemper International Growth and Income Portfolio

                                                                        May 5 to
                                                                     December 31,
                                                                        1998 (a)
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $1.000
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           .003
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              (.091)
--------------------------------------------------------------------------------------
Total from investment operations                                       (.088)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                                   --
--------------------------------------------------------------------------------------
  Distribution from net realized gain                                       --
--------------------------------------------------------------------------------------
Total dividends                                                             --
--------------------------------------------------------------------------------------
Net asset value, end of period                                          $.912
--------------------------------------------------------------------------------------
Total return (not annualized)                                         (8.80)%
--------------------------------------------------------------------------------------
Ratios to average net assets after expense absorption (annualized)
Expenses                                                                1.13%
--------------------------------------------------------------------------------------
Net investment income                                                   1.13%
--------------------------------------------------------------------------------------
Ratios to average net assets before expense absorption (annualized)
Expenses                                                               19.55%
--------------------------------------------------------------------------------------
Net investment income (loss)                                         (17.29)%
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of period (in thousands)                             $3,003
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                     100%
--------------------------------------------------------------------------------------
(a)  Commencement of operations

Kemper International Portfolio

                                                 Year ended December 31,
                                      1998     1997      1996      1995       1994
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of year    $1.615   1.564     1.371    1.244       1.306
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .017    .011      .011     .018        .009
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                              .148    .130      .212     .139      (.056)
--------------------------------------------------------------------------------------
Total from investment operations        .165    .141      .223     .157      (.047)
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                              .020    .020      .020     .010          --
--------------------------------------------------------------------------------------
  Distribution from net realized gain   .060    .070      .010     .020        .015
--------------------------------------------------------------------------------------
Total dividends                         .080    .090      .030     .030        .015
--------------------------------------------------------------------------------------
Net asset value, end of year          $1.700   1.615     1.564    1.371       1.244
--------------------------------------------------------------------------------------
Total return                          10.02%    9.46     16.49    12.83      (3.59)
--------------------------------------------------------------------------------------
Ratios to average net assets
Expenses                               .93%       .91      .96      .92         .93
--------------------------------------------------------------------------------------
Net investment income                  .96%       .71      .89     1.39         .74
--------------------------------------------------------------------------------------
Supplemental data
Net assets at end of year (in
  thousands)                        $213,199  200,046  163,475    134,481    122,710
--------------------------------------------------------------------------------------
Portfolio turnover rate                 90%        79       87      126         107
--------------------------------------------------------------------------------------

Additional  information  about the  Portfolios  may be found in the  Portfolios'
Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains information on Portfolio investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Portfolios' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other Portfolio documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Phone:                                In Person:
--------------------------------------------------------------------------------
Call Kemper at:                          Public Reference Room
1-800-778-1482                           Securities and Exchange Commission,
                                         Washington, D.C.
                                         (Call 1-800-SEC-0330
                                         for more information.)

--------------------------------------------------------------------------------
By Mail:                                 By Internet:
--------------------------------------------------------------------------------
Kemper Distributors, Inc.                http://www.sec.gov
222 South Riverside Plaza                http://www.kemper.com
Chicago, IL  60606-5808

or

Public Reference Section, Securities
and Exchange Commission, Washington,
D.C. 20549-6009
(a duplication fee is charged)
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:
Kemper Variable Series 811-5002.

Printed with SOYINK        Printed on recycled paper

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1999

                             KEMPER VARIABLE SERIES
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Kemper Variable Series (the "Fund") dated May 1, 1999. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).

Kemper Variable Series offers a choice of 22 investment portfolios (each a "Portfolio") to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 22 portfolios are:

Kemper Money Market Portfolio                    "Money Market Portfolio"
Kemper Government Securities Portfolio           "Government Securities Portfolio"
Kemper Investment Grade Bond Portfolio           "Investment Grade Bond Portfolio"
Kemper High Yield Portfolio                      "High Yield Portfolio"
Kemper Total Return Portfolio                    "Total Return Portfolio"
Kemper Blue Chip Portfolio                       "Blue Chip Portfolio"
Kemper Growth Portfolio                          "Growth Portfolio"
Kemper Aggressive Growth Portfolio               "Aggressive Growth Portfolio"
Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio                     Collectively, the "Horizon Portfolios"
Kemper Horizon 5 Portfolio
Kemper Small Cap Growth Portfolio                "Small Cap Growth Portfolio"
Kemper Technology Growth Portfolio               "Technology Portfolio"
Kemper Value+Growth Portfolio                    "Value+Growth Portfolio"
Kemper Contrarian Value Portfolio                "Contrarian Portfolio"
Kemper-Dreman High Return Equity Portfolio       "High Return Equity Portfolio"
Kemper Small Cap Value Portfolio                 "Small Cap Value Portfolio"
Kemper-Dreman Financial Services Portfolio       "Financial Services Portfolio"
Kemper Global Income Portfolio                   "Global Income Portfolio"
Kemper Global Blue Chip Portfolio                "Global Blue Chip Portfolio"
Kemper International Growth and Income           "International Growth and Income Portfolio"
Portfolio
Kemper International Portfolio                   "International Portfolio"

                                TABLE OF CONTENTS
                                                                         Page


              INVESTMENT RESTRICTIONS......................................3
              INVESTMENT POLICIES AND TECHNIQUES...........................8
              PORTFOLIO TRANSACTIONS......................................27
              INVESTMENT MANAGER AND DISTRIBUTOR..........................30
              PURCHASE AND REDEMPTION OF SHARES...........................35
              OFFICERS AND TRUSTEES.......................................35
              NET ASSET VALUE.............................................39
              DIVIDENDS AND TAXES.........................................40
              SHAREHOLDER RIGHTS..........................................40
              APPENDIX -- RATINGS OF INVESTMENTS


The financial statements appearing in the Fund's Annual Report for the fiscal year ended December 31, 1998 are incorporated herein by reference. The Annual Report accompanies this document.


ANN-13 5/99 printed on recycled paper

                             INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain fundamental investment restrictions which cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio except the Aggressive Growth Portfolio and the Global Income Portfolio is classified as diversified open-end management investment companies. The Aggressive Growth and Global Income Portfolios are non-diversified open-end investment management companies.

Each Portfolio may not, as a fundamental policy:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) For all Portfolios except Kemper Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         For Kemper Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio intends to invest more than 25% of its net assets in instruments issued by banks;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

Each of Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio and Kemper Government Securities Portfolio may not, as a non-fundamental policy:

(1) For all Portfolios except Kemper High Yield Portfolio, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer.

(2) For Kemper High Yield Portfolio only, With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(3) Except for Kemper High Yield Portfolio, purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class;

(4) For Kemper Money Market Portfolio only, enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven (7) days;

(5) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio and Kemper Government Securities Portfolio may make margin deposits in connection with financial futures and options transactions;

(6) For Kemper Money Market Portfolio only, invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the Federal securities laws;

(7)      Purchase securities of other investment companies,  except as permitted
         under   the  1940  Act   including   in   connection   with  a  merger,
         consolidation, reorganization or acquisition of assets;

(8) For Kemper Money Market Portfolio only, write, purchase or sell puts, calls or combinations thereof;

(9) For Kemper Total Return Portfolio, Kemper High Yield Portfolio and Kemper Growth Portfolio only, engage in put or call option transactions; except that the Fund may write (sell) put or call options on up to 25% of its net assets and may purchase put and call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and it may buy and sell options on financial futures contracts.

(10) For all Portfolios except for Kemper Money Market Portfolio, invest more than 15% of its net assets in illiquid securities.

(11) For Kemper Money Market Portfolio only, invest more than 10% of its net assets in illiquid securities.

(12) Invest for the purpose of exercising control or management of another issuer.

Kemper International Portfolio may not, as a non-fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or any foreign government or their agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer. With respect to 75% of its assets, the Portfolio will limit its investments in the securities of any one foreign government issuer to 5% of the Portfolio's total assets;

(2) Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities and preferred stocks are considered as one class;

(3) Pledge the Portfolio's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of a borrowing secured thereby;

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions;

(5) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts;

(6) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Portfolio, (ii) 5% of the Portfolio's total assets would be invested in any one such company, and (iii) 10% of the Portfolio's total assets would be invested in such securities.

(7)      Invest more than 15% of its net assets in illiquid securities.

(8) Invest for the purpose of exercising control or management of another issuer.

Each of Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Contrarian Value Portfolio, Kemper Small Cap Value Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio and Kemper Horizon 5 Portfolio may not, as a non-fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; except that, for Kemper Contrarian Value Portfolio and Kemper Small Cap Value Portfolio, up to 25% of each Portfolio's total assets may be invested without regard to these limitations;

(2) Purchase more than 10% of the outstanding voting securities of any issuer;

(3) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions;

(4) For Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio and Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio and Kemper Horizon 5 Portfolio only, write (sell) put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may the Portfolio purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

(5) Invest for the purpose of exercising control or management of another issuer.

(6) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or for the Contrarian, Small Cap Value and Horizon Portfolios, by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

(7)      Invest more than 15% of its net assets in illiquid securities.

(8) For the Value+Growth Portfolio only, write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

(9) For the Contrarian and Small Cap Value Portfolios only, write (sell) put or call options, combinations thereof or similar options except that the Portfolio may write covered call options on up to 100% of the Portfolio's net assets and may write secured put options on up to 50% of the Portfolio's net assets; nor may the Portfolio purchase put or call options; however, the Portfolio may buy or sell options on financial futures contracts.

Kemper Blue Chip Portfolio may not, as a non-fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Portfolio's assets would be invested in securities of that issuer;

(2)      Purchase more than 10% of any class of voting securities of any issuer;

(3) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure permitted borrowings. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.);

(4) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions;

(5) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time;

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts;

(7)      Invest in real estate limited partnerships.

(8) Invest for the purpose of exercising control or management of another issuer.

(9)      Invest more than 15% of its net assets in illiquid securities.

Kemper Global Income Portfolio may not, as a non-fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Portfolio's assets would be invested in securities of that issuer except that, with respect to 50% of the Portfolio's total assets, the Portfolio may invest up to 25% of its total assets in securities of any one issuer;

(2)      Purchase more than 10% of any class of voting securities of any issuer;

(3) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure permitted borrowings. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.);

(4) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions;

(5) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time;

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts;

(7)      Invest in real estate limited partnerships.

(8) Invest for the purpose of exercising control or management of another issuer.

(9)      Invest more than 15% of its net assets in illiquid securities.

Kemper-Dreman High Return Equity Portfolio may not, as a non-fundamental policy:

(1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively "U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

(2) Mortgage, pledge or hypothecate any assets except in connection with a borrowing in amounts not in excess of the lesser of the amount borrowed or 10% or the value of its total assets at the time of such borrowing;

(3) Purchase securities on margin or make short sales of securities, provided that the Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith;

(4) Invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities;

(5)      Invest in  mortgage  loans,  except  that the Fund may,  to the  extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

(6) Invest for the purpose of exercising control over management of any company.

(7) Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

(8) Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act.

Kemper-Dreman Financial Services Portfolio may not, as a non-fundamental policy:

(1) Invest for the purpose of exercising control over management of any company;

(2) Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act.

(3) Invest more than 15% of the value of its net assets in illiquid securities.

The following non-fundamental restrictions apply to the Aggressive Growth, Technology, Global Blue Chip and International Growth and Income Portfolios. Each Portfolio may not, as a non-fundamental policy:

(1)      Borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) Purchase securities on margin or make short sales, except (a) short sales against the box, (b) in connection with arbitrage transactions,
         (c) for margin deposits in connection with futures contracts, options or other permitted investments, (d) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (e) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) Purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purchase, warrants acquired in units or attached to securities will be deemed to have no value);

(7) For Global Blue Chip Portfolio only, lend portfolio securities in an amount greater than 5% of its total assets; and

(8) For International Growth and Income Portfolio only, lend portfolio securities in an amount greater than 33 1/3% of its total assets.


Except as specifically noted, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "investment manager" or the "Adviser"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The investment manager may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

Each Portfolio except the Money Market Portfolio may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Derivatives. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Portfolio and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Options on Securities. Each Portfolio except the Money Market Portfolio may deal in options on securities which options may be listed for trading on a national securities exchange or traded over-the-counter, except that the Contrarian, Small Cap Value and High Return Equity Portfolios do not engage in over-the-counter options transactions. The ability to engage in options transactions enables a Portfolio to pursue its investment objective and also to hedge against currency and market risks but is not intended for speculation. In connection with their foreign securities investments, the Total Return, Aggressive Growth, Technology, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Horizon, Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios may also purchase and sell, and the Value+Growth and Blue Chip Portfolios may purchase, foreign currency options.

The Government Securities Portfolio individually may write (sell) covered call options on up to 100% of net assets, may write (sell) secured put options on up to 50% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Horizon and Global Income Portfolios may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. The Value+Growth and Blue Chip Portfolios may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

The Contrarian, Small Cap Value, High Return Equity, Technology, Financial Services, Global Blue Chip, and International Growth and Income Portfolios are authorized to sell covered call options on all of the stocks they hold. No put option will be sold for those Portfolios, however, if as a result, a Portfolio would be obligated to purchase securities whose total value exceeds 50% of its net assets (total assets for the Global Blue Chip, and International Growth and Income Portfolios). The Global Blue Chip and International Growth and Income Portfolios may each purchase put and call options provided that the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets. The Financial Services Portfolio may purchase put and call options without limit for hedging purposes, provided that no more than 5% of its net assets may be committed for non-hedging purposes.

Each Portfolio, except the Money Market, Value+Growth and Blue Chip Portfolios may write (sell) covered call options so long as they own securities or other assets that are acceptable for escrow purposes. Also, such Portfolios may write
(sell) secured put options, which means that so long as the Portfolio is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in money market instruments.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer.

If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

A Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Portfolio's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Portfolio may write "covered" put options provided that, so long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in securities upon which call options are available. By purchasing a call option, the Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the money market investment.

Over-the-Counter  Options.

Each Portfolio except the Money Market, Contrarian, Small Cap Value and High Return Equity Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call options might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Procedures are in place for each Portfolio for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the such Portfolios. A brief description of such procedures is set forth below.

Each Portfolio other than the Money Market, Contrarian, Small Cap Value, High Return Equity, Financial Services, Global Blue Chip, and International Growth and Income Portfolios:

A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Fund's investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The Fund's investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the creditworthiness of the approved dealers on an on-going basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements a Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Aggressive Growth, Technology, Financial Services, Global Blue Chip, and International Growth and Income Portfolios:

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

A Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO").

Options on Securities Indices. A Portfolio, as part of its option transactions, also may use index options. Through the writing or purchase of index options a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Portfolio owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Portfolio bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

The Portfolios, as part of their options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase probably will not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, a Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

Financial Futures Contracts and Options on Financial Futures Contracts. Each Portfolio except the Money Market Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip, Aggressive Growth, Technology, Global Income, High Return Equity, Financial Services, Global Blue Chip, and International Growth and Income Portfolios may also engage in foreign currency financial futures transactions. The Total Return, High Yield,

Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip and Global Income Portfolios will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio. The Financial Services, Global Blue Chip, and International Growth and Income Portfolios each will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open future contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against currency and market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but a Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate a Portfolio's pursuit of its investment objective. Also, if a Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds in the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. A Portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market. If any of these events should occur, a Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Portfolio owns or intends to purchase.

The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

The Portfolios may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to call and put options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

Delayed Delivery Transactions. The Total Return, High Yield, Growth, Government Securities, Investment Grade Bond, Horizon, Global Income, Financial Services, Global Blue Chip, Aggressive Growth, Technology Growth, and International Growth and Income Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent the Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies. The Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.

Regulatory Restrictions. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Portfolio will maintain eligible securities in a segregated account. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.

Foreign Currency Transactions. The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip, Aggressive Growth, Technology, High Return Equity and Financial Services Portfolios may invest a limited portion of their assets, and the International, Global Income, Global Blue Chip, and International Growth and Income Portfolios may invest without limit, in securities denominated in foreign currencies. These Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Portfolio measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement date resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. In this situation the International, Global Income, Financial Services, Technology, Global Blue Chip, and International Growth and Income Portfolios may, instead, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount when the investment manager believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolios will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets
(a) denominated in that currency or (b), in the case of a "cross-hedge", denominated in a currency or currencies that the Fund's investment manager believes will have price movements that closely correlate with that currency. The Portfolios' custodian bank segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to such contracts, except that there is no limit as to the percentage of assets that the Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios intend to commit to such forward contracts. A Portfolio generally does not enter into a forward contract with a term longer than one year.

Foreign Currency Options. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip, Aggressive Growth, Technology, High Return Equity, Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip, Aggressive Growth, Technology, High Return Equity, Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Forward Foreign Currency Exchange Contracts. The Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon, Blue Chip, Aggressive Growth, Technology, High Return Equity, Global Income, Financial Services, Global Blue Chip, International Growth and Income Portfolios may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of a Portfolio. A Portfolio will not speculate in foreign currency exchange.

If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date when it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The investment manager believes that the use of foreign currency hedging techniques, including "cross-hedges" for the International, Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios, can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders, and against declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. Dollar increased against that currency. Such a decline could be partially or completely offset by the increased value of a cross-hedge involving a forward foreign currency exchange contract to sell a different foreign currency, if that contract were available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. The investment manager believes that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot provide assured protection against exchange rate risks and, if the investment manager misjudges future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets (a) denominated in that currency or (b), in the case of a "cross-hedge" denominated in a currency or currencies that the investment manager believes will have price movements that tend to correlate closely with that currency. The investment manager will normally seek to select currencies for sale under a forward contract for a "cross-hedge" that would reflect a price movement correlation of .8 or higher with respect to the currency being hedged (1 reflects a perfect correlation, 0 reflects a random relationship and -1 reflects a diametrically opposite correlation). There is, of course, no assurance that any specific correlation can be maintained for any specific transaction. See "Foreign Currency Transactions" under "Investment Techniques" in the prospectus. The Portfolio's custodian bank segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Portfolio's commitments with respect to such contracts. The Portfolios currently do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to such contracts, except that there is no limit as to the percentage of assets that the Global Income, Financial Services, Global Blue Chip, and International Growth and Income Portfolios intend to commit to such forward contracts. A Portfolio generally will not enter into a forward contract with a term longer than one year.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than the Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (see "Investment Techniques -- Collateralized Obligations"). The Money Market Portfolio does not invest in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as a Portfolio, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 5% of its net assets in zero coupon U.S. Government securities during the current year.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The investment manager attempts to reduce risk through fundamental research and, for certain Portfolios, the use of a sub-adviser; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.


Special  Risk  Factors -- Foreign  Securities.  The Total  Return,  High  Yield,
Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Blue Chip, Aggressive Growth, Technology and Financial Services Portfolios invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. As a non-fundamental policy, these Portfolios (other than the Financial Services Portfolio) currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Horizon Portfolios will invest in foreign securities at a target level normally ranging from 20% to 40% of the allocation of each Portfolio to equity securities. These Portfolios may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Financial Services Portfolio may invest up to 30% of its total assets in foreign securities, including ADRs. The Value and Small Cap Value Portfolios may invest up to 20% of their assets in securities of foreign companies in the form of ADRs. High Return Equity may invest up to 20% of its assets in securities of foreign companies through the acquisition of ADRs as well as through the purchase of securities of foreign companies that are publicly traded in the United States and foreign countries.

Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with their foreign securities investments, such Portfolios may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International, Global Income, Global Blue Chip, and International Growth and Income Portfolios may invest without limit in foreign securities and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks, and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments which could affect investment in these countries.


Emerging Markets. While a Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio (except for the International Growth and Income Portfolio, which does not invest in emerging markets) may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.


Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other needs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security because of settlement problems could result in losses to a Portfolio from subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, it could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading in securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Fixed-income. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of a foreign entity, such as a Portfolio of the Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio of the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio of the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Depository Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

High yield, high risk securities. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").

Warrants. Certain Portfolios may invest in warrants up to a certain percentage of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Non-Diversified Portfolios. The Global Income Portfolio operates as a "non-diversified" portfolio so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Currently, the Global Income Portfolio does not intend to invest more than 5% of its assets in any individual corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio. The Aggressive Growth Portfolio also operates as a "non-diversified" portfolio. As a non-diversified Portfolio, the Aggressive Growth Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Aggressive Growth Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Accordingly, the Aggressive Growth Fund will not, as a non-fundamental policy: (i) purchase more than 10% of any class of voting securities of any issuer; (ii) with respect to 50% of its total assets, purchase securities of any issuer (other than U.S. Government Securities) if, as a result, more than 5% of the total value of the Portfolio's assets would be invested in securities of that issuer; and (iii) invest more than 25% of its total assets in a single issuer (other than U.S. Government Securities). The Aggressive Growth Fund does not currently expect that it would invest more than 10% of its total assets in a single issuer (other than U.S. Government Securities).

Special Risk Factors -- Small Cap Securities. The Small Cap Growth and Small Cap Value Portfolios intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks or the market averages in general, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the shares of the Small Cap Growth and Small Cap Value Portfolios may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Additional Investment Information. The portfolio turnover rates for each Portfolio other than the Money Market are listed under "Financial Highlights" in the prospectus. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for the Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should a Portfolio's investment manager deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" herein.

The Global Income Portfolio may take full advantage of the entire range of maturities of fixed-income securities, including zero-coupon securities, and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of the Portfolio's securities may be relatively short (under five years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the Portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. Since in most foreign markets debt securities generally are issued with maturities of ten years or less, it is currently anticipated that the average maturity of the Portfolio's securities will normally be in the intermediate range (three to ten years).

Each Horizon Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of each Horizon Portfolio is approximately 2.5 years, although it may range from 1.5 to
3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Horizon Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by each Horizon Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Horizon Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.

The Blue Chip Portfolio and High Yield Portfolio each does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

A Portfolio will not, as a non-fundamental policy, purchase illiquid securities including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% (10% for the Money Market and High Return Equity Portfolios) of the Portfolio's net assets, valued at the time of the transactions, would be invested in such securities.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Portfolio's investment manager to be of good standing, and when the Portfolio's investment manager believes the potential earnings to justify the attendant risk. For each Portfolio except the Global Blue Chip Portfolio, the investment manager will limit such lending to not more than one-third of the value of a Portfolio's total assets. For the Global Blue Chip Portfolio, the investment manager will, as a non-fundamental policy, limit securities lending to not more than 5% of the value of the Portfolio's total assets.

Short Sales Against-the-Box. The Aggressive Growth and Blue Chip Portfolios may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. As a non-fundamental policy, a Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Portfolio does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements, which are instruments under which it acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. Each Portfolio currently does not intend to invest more than 5% of its net assets in repurchase agreements during the current year.

Reverse Repurchase Agreements. The Global Blue Chip and International Growth and Income Portfolios may each enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements.

A Portfolio will enter into reverse repurchase agreements only when the investment manager believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. Each Portfolio is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Portfolio will borrow only when the investment manager believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The investment manager monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Common Stocks. Subject to its investment objectives and policies, certain Portfolios may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Subject to its investment objectives and policies, certain Portfolios may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a Portfolio may invest are either fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Investment Company Securities. Securities of other investment companies may be acquired by certain Portfolios, to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by a Portfolio in shares of other investment companies may be subject to such duplicate expenses.

                             PORTFOLIO TRANSACTIONS

Brokerage -- Scudder Kemper

Allocation of brokerage is supervised by the investment manager (which also includes Scudder UK for purposes of the following disclosure).

The primary objective of the investment manager in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The investment manager seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The investment manager routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Portfolio's purchases and sales of fixed-income securities are generally placed by the investment manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the investment manager's practice to place such orders with broker/dealers who supply brokerage and research services to the investment manager or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The investment manager is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The investment manager has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the investment manager or a Portfolio in exchange for the direction by the investment manager of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The investment manager may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a fund managed by Scudder Kemper. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Subject to the foregoing, the investment manager may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option as a factor in the selection of firms to execute portfolio transactions.

To the maximum extent feasible, it is expected that the investment managers will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper; SIS will place orders on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolios for this service.

Although certain research services from broker/dealers may be useful to a Portfolio and to the investment manager, it is the opinion of the investment manager that such information only supplements the investment manager's own research effort since the information must still be analyzed, weighed and reviewed by the investment manager's staff. Such information may be useful to the investment manager in providing services to clients other than the Portfolios, and not all such information is used by the investment manager in connection with the Portfolios. Conversely, such information provided to the investment manager by broker/dealers through whom other clients of the investment manager effect securities transactions may be useful to the investment manager in providing services to a Portfolio.

The Trustees for the Fund review, from time to time, whether the recapture for the benefit of a Portfolio of some portion of the brokerage commissions or similar fees paid by a Portfolio on portfolio transactions is legally permissible and advisable.

Brokerage -- Dreman Value Management, L.L.C.

Under the sub-advisory agreement between Scudder Kemper and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity and Financial Services Portfolios' securities. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolio. On the other hand, the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio in some cases. The Board of Trustees believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolio, will implement the Portfolio's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolio and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Portfolio and of other funds managed by Scudder Kemper and its affiliates, as well as to those firms that provide market, statistical and other research information to the Portfolio and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees, the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by Scudder Kemper to DVM is not reduced because these research services are received.

Brokerage Commissions

The table below shows total brokerage commissions paid by each Portfolio (other than the Aggressive Growth and Technology Portfolios, which commenced operations on May 1, 1999) then existing for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                             Allocated to Firms
                                                                  Based on
                                                                 Research in
Portfolio                                   Fiscal 1998         Fiscal 1998+        Fiscal 1997         Fiscal 1996
---------                                   -----------         ------------        -----------         -----------

Money Market                                       $0                 0%              $         0       $         0
Total Return                               $2,772,000                42%              $ 1,512,000       $ 1,562,000
High Yield                                 $4,933,000                 0%              $ 3,627,000       $ 2,567,000
Growth                                     $1,325,000                94%              $ 1,936,000       $ 1,782,000
Government Securities                         $14,000                 0%              $    16,000       $    20,000
International                                $928,000                97%              $   747,000       $   936,000
Small Cap Growth                           $1,115,000                90%              $ 2,658,000       $   787,000
Investment Grade Bond                         $37,000                 0%              $    31,000       $     6,000**
Contrarian Value                             $292,000                97%              $    92,000       $    26,000**
High Return Equity*                           $38,000                 4%                  N/A              N/A
Financial Services*                            $8,000                 1%                  N/A              N/A
Small Cap Value                              $190,000                75%              $    31,000       $    50,000**
Value+Growth                                 $275,000                89%              $    97,000       $    15,000**
Horizon 20+                                   $79,000                39%              $    35,000       $     5,000**
Horizon 10+                                   $82,000                35%              $    37,000       $     6,000**
Horizon 5                                     $37,000                32%              $    17,000       $     2,000**
Blue Chip                                    $134,000                99%              $    31,000***        --
Global Income                                      $0                 0%              $         0***        --
International Growth and Income*              $10,000                96%                  N/A              N/A
Global Blue Chip*                              $6,000                97%                  N/A              N/A

*        Commencement  of  Operations on (May 4, 1998 for High Return Equity and
         Financial Services, May 5, 1998 for International Growth and Income and
         Global Blue Chip) through December 31, 1998.
**       Commencement of Operations on May 1, 1996 through December 31, 1996.
***      Commencement of Operations on May 1, 1997 through December 31, 1997.
+        Estimated for the Growth, International, Horizon, Blue Chip, and Global Income Portfolios.


                       INVESTMENT MANAGER AND DISTRIBUTOR

Investment Manager. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York is investment manager for each Portfolio. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of Scudder Kemper is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as investment manager to each Portfolio, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreements provide that each Portfolio shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc., ("KDI") as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states, if any.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. Each Portfolio's agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment. If additional Portfolios may become subject to an investment management agreement, the provisions concerning continuation, amendment and termination and the allocation of the management fees and the application of the expense limitation shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to different agreements.

Certain investments may be appropriate for the Portfolios and for other clients advised by the investment manager. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the investment manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the investment manager in the interest of the most favorable net results to a Portfolio.

In certain cases, the investments for the Portfolios are managed by the same individuals who manager one or more other mutual funds advised by Scudder Kemper that have similar names, objectives and investment styles as a Portfolio. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.

The investment manager maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The investment manager receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the investment manager's clients. However, the investment manager regards this information and material as an adjunct to its own research activities. The investment manager's international investment management team
travels  the  world,   researching  hundreds  of  companies.  In  selecting
the securities in which each Portfolio may invest, the conclusions and investment decisions of the investment manager with respect to the Fund are based primarily on the analyses of its own research department.

Responsibility for overall management of each Portfolio rests with the Fund's Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Portfolio's investment adviser, manage its investments and provide it with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI") and Zurich Kemper Value Advisors, Inc. ("ZKVA"), former subsidiaries of Zurich and the former investment manager for each Portfolio. Upon completion of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Portfolio's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the date of execution (now September 7, 1998) and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at a special meeting which concluded in December 1998. The investment management agreements for the Aggressive Growth Portfolio and the Technology Growth Portfolio are effective as of their inception, May 1, 1999.

Each Portfolio pays Scudder Kemper an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual rates shown below:

Portfolio                                       Annual Management Fee Rate
---------                                       --------------------------

Money Market                                               0.50%
Total Return                                               0.55%
High Yield                                                 0.60%
Growth                                                     0.60%
Government Securities                                      0.55%
International                                              0.75%
Small Cap Growth                                           0.65%
Investment Grade Bond                                      0.60%
Contrarian Value                                           0.75%
Small Cap Value                                            0.75%
Value+ Growth                                              0.75%
Horizon 20+                                                0.60%
Horizon 10+                                                0.60%
Horizon 5                                                  0.60%
Blue Chip                                                  0.65%
Global Income                                              0.75%
International Growth and Income                            1.00%

The High Return Equity, Financial Services, Aggressive Growth, and Technology Portfolios each pays Scudder Kemper an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets of the Fund                 Annual Management Fee Rate
------------------------------------                 --------------------------

$0-$250 million                                                   0.75%
$250 million-$1 billion                                           0.72%
$1 billion-$2.5 billion                                           0.70%
$2.5 billion-$5 billion                                           0.68%
$5 billion-$7.5 billion                                           0.65%
$7.5 billion-$10 billion                                          0.64%
$10 billion-$12.5 billion                                         0.63%
Over $12.5 billion                                                0.62%

The Kemper Global Blue Chip Portfolio pays Scudder Kemper an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets of the Fund                 Annual Management Fee Rate
------------------------------------                 --------------------------

$0-$250 million                                                   1.00%
$250 million-$1 billion                                           0.95%
Over $1 billion                                                   0.90%

The investment management fees paid by each Portfolio (other than the Aggressive Growth and Technology Portfolios, which commenced operations on May 1, 1999) for its last three fiscal years are shown in the table below.

Portfolio                                    Fiscal 1998                 Fiscal 1997              Fiscal 1996
---------                                    -----------                 -----------              -----------

Money Market                             $    600,000                $      497,000             $     376,000
Total Return                             $  4,521,000                $    4,072,000             $   3,691,000
High Yield                               $  2,606,000                $    1,991,000             $   1,565,000
Growth                                   $  3,600,000                $    3,142,000             $   2,658,000
Government Securities                    $    564,000                $      460,000             $    485,000
International                            $  1,613,000                $    1,419,000             $   1,174,000
Small Cap Growth                         $  1,060,000                $      633,000             $     340,000
Investment Grade Bond                    $    184,000                $       46,000             $       4,000*
Contrarian Value                         $  1,641,000                $      604,000             $      44,000*
Small Cap Value                          $    702,000                $      307,000             $      33,000*
Value+Growth                             $    825,000                $      257,000             $      22,000*
Horizon 20+                              $    164,000                $     56,000               $       6,000*
Horizon 10+                              $    223,000                $       77,000             $      11,000*
Horizon 5                                $    137,000                $       44,000             $       5,000*
Blue Chip                                $    306,000                $       27,000**                 --
Global Income                            $     31,000                        $9,000**                 --
High Return Equity                       $    100,000***                  N/A                      N/A
Financial Services                       $     26,000***                  N/A                      N/A
International Growth and Income          $      6,000***                  N/A                      N/A
Global Blue Chip                         $      9,000***                  N/A                      N/A

*        Commencement of Operations on May 1, 1996 through December 31, 1996.
**       Commencement of Operations on May 1, 1997 through December 31, 1997.
*** Commencement of Operations on (May 4, 1998 for High Return Equity and Financial Services, May 5, 1998 for International Growth and Income and Global Blue Chip) through December 31, 1998. Amount shown after voluntary fee waiver by the investment manager of $25,000, $15,000, $2,000 and $3,000 for the High Return Equity, Financial Services, International Growth and Income, and Global Blue Chip Portfolios, respectively. The actual level of this voluntary waiver shall be in the investment manager's discretion and, upon notice to the Portfolio, the investment manager may at any time terminate this waiver.

Fund Sub-Advisers. Scudder Investments Ltd. (U.K.) Scudder UK ("Scudder UK"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of Scudder Kemper, is the sub-adviser for the International and Global Income Portfolios. Scudder UK acts as sub-adviser pursuant to the terms of a sub-advisory agreement between it and Scudder Kemper for the Portfolios. Scudder UK is subject to regulation by the Investment Management Regulatory Organization in England as well as the SEC.

Under the terms of the sub-advisory agreement for the International and Global Income Portfolios, Scudder UK renders investment advisory and management services with regard to that portion of a Portfolio's assets as may be allocated to Scudder UK by the investment manager from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder UK may, under the terms of the sub-advisory
agreement,   render  similar  services  to  others  including  other  investment companies. For its services, Scudder UK will receive from Scudder Kemper a monthly fee at 1/12 of the following annual rates applied to the portion of the average daily net assets of each Portfolio allocated by Scudder Kemper to Scudder UK for management: 0.35% for the International Portfolio and 0.30% for the Global Income Portfolio. Scudder UK permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

Each sub-advisory agreement provides that Scudder UK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder UK in the performance of its duties or from reckless disregard by Scudder UK of its obligations and duties under the sub-advisory agreement.

Each sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. Each sub-advisory agreement may be terminated at any time for a Portfolio upon 60 days notice by Scudder Kemper, Scudder UK or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If
additional  Portfolios  become  subject  to  the  sub-advisory  agreement,   the
provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

Dreman Value Management, L.L.C. ("DVM"), Ten Exchange Place, Jersey City, New Jersey 07302, is the sub-adviser for the High Return Equity Portfolio and the Financial Services Portfolio. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and the Adviser for each Portfolio. DVM was formed in April 1997 and has served as sub-adviser for these Portfolios since their inception.

Under the terms of each sub-advisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

Each sub-advisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreement.

Each Sub-Advisory Agreement with DVM remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by Scudder Kemper or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will  terminate  automatically  upon  assignment  or  upon  termination  of  the
Portfolio's investment management agreement. DVM may not terminate each sub-advisory agreement prior to May 1, 2001. Thereafter, DVM may terminate the sub-advisory agreement upon 90 days' notice to the investment manager.

The investment manager pays DVM for its services a sub-advisory fee, payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Sub-Adviser Fee Rate
-----------------------------------------          ---------------------------

$0-$250 million                                               0.240%
$250 million-$1 billion                                       0.230%
$1 billion-$2.5 billion                                       0.224%
$2.5 billion-$5 billion                                       0.218%
$5 billion-$7.5 billion                                       0.208%
$7.5 billion-$10 billion                                      0.205%
$10 billion-$12.5 billion                                     0.202%
Over $12.5 billion                                            0.198%

The sub-adviser fees paid by Scudder Kemper to Scudder UK for the International and Global Income Portfolios for the period from May 1, 1997 (inception) through December 31, 1997 were $657,013 and $3,176, and for fiscal year 1998 were (estimated) $753,000 and $12,000, respectively. The sub-adviser fees paid by Scudder Kemper Investments, Inc. to Dreman Value Management, LLC for the Kemper Dreman High Return Equity and Kemper Dreman Financial Services Portfolios for the period from May 4, 1998 (inception) through December 31, 1998 were $13,268 and $40,717, respectively.

Fund Accounting Agent. Scudder Fund Accounting Corp. ("SFAC"), , Two International Place, Boston, Massachusetts, 02210-4103 a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per services to each Portfolio other than the High Return Equity, Financial Services, Global Blue Chip, International Growth and Income, Aggressive Growth, and Technology Growth Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Portfolios under its agreement with such Portfolios. The Aggressive Growth, Technology, High Return Equity and Financial Services Portfolios each pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The Global Blue Chip and International Growth and Income Portfolios each pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of the Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. However, the Portfolios incurred no accounting fees for the period ended December 31, 1998, after a fee waiver by SFAC.

Principal Underwriter. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of Scudder Kemper, is the distributor and principal underwriter for shares of each Portfolio in the continuous offering of its shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective shareholders. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Custodian  and  Transfer  Agent.  State  Street Bank and Trust  Company  ("State
Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Global Income, International, Global Blue Chip, and International Growth and Income Portfolios). The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Global
Income and International Portfolios. Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of the Global Blue Chip and International Growth and Income Portfolios. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the transfer agent and dividend-paying agent for each Portfolio.

Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, maintenance charges and out-of-pocket expense reimbursement and effective January 1, 1999, for the equity Portfolios annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, an asset-based fee of 0.08% and out-of-pocket reimbursement, and for the fixed-income Portfolios annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, an asset-based fee of 0.05% and out-of-pocket reimbursement.

Independent Auditors And Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio other than the Financial Services, Global Blue Chip, and International Growth and Income Portfolios. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts, serves as legal counsel to the Financial Services, Global Blue Chip, and International Growth and Income Portfolios.

                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value").

Upon receipt by a Portfolio's Transfer Agent, of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

                              OFFICERS AND TRUSTEES

The Fund's activities are supervised by the Fund's Board of Trustees. The officers and trustees of the Fund, their principal occupations, employment history for the past five years, and their affiliations, if any, with Scudder Kemper or Scudder UK, the investment manager or sub-adviser for the Fund and KDI, the Fund's principal underwriter or their affiliates, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (02/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (04/25/27), Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Fund.

THOMAS W. LITTAUER* (4/26/55), Trustee and Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper, formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

FRED B. RENWICK (02/01/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions Evangelical Lutheran Church of America.

JOHN G. WEITHERS (08/08/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

MARK  S.  CASADY*  (9/21/60),   President,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Scudder Kemper; formerly Institutional Sales Manager of an unaffiliated mutual fund distributor.

DAVID H. BURSHTAN* (10/24/61), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper; formerly, employed as a senior international securities analyst from 1993 to 1995.

ROBERT S. CESSINE* (01/05/50), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, Vice President, Wellington Management Company.

TRACY McCORMICK* (9/27/54), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, senior vice president and portfolio manager for an investment management company from August 1992 to September 1995.

PHILIP J. COLLORA* (11/15/45), Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President, Scudder Kemper.

PHILIP S. FORTUNA* (11/30/57), Vice President, 101 California Street, Suite 4100, San Francisco, California; Managing Director, Scudder Kemper.

ANN M. McCREARY* (11/6/56), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

MICHAEL A. McNAMARA* (12/28/44), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

ROBERT C. PECK, JR.* (10/1/46), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to 1997.

KATHRYN L. QUIRK* (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

FRANK J. RACHWALSKI, JR.* (03/26/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

HARRY E. RESIS, JR.* (11/24/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

THOMAS F. SASSI* (11/7/42), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996.

RICHARD L. VANDENBERG* (11/16/49), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, senior vice president and portfolio manager with an unaffiliated investment management firm.

LINDA J. WONDRACK* (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN  R.  HEBBLE*  (6/27/58),   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Scudder Kemper.

MAUREEN E. KANE* (2/14/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper; formerly, Assistant Vice President of an unaffiliated investment management firm; prior there to,
Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE  PEARSON*  (4/1/62),  Assistant  Secretary,  Two  International  Place,
Boston,   Massachusetts;   Senior  Vice  President,  Scudder  Kemper;  formerly,
Associate, Dechert Price & Rhoads
(law firm), 1989 to 1997.

ELIZABETH C. WERTH* (10/1/47), Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.

BRENDA LYONS* (2/21/63) Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

CORNELIA M. SMALL* (7/28/44) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY* (2/27/52) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA* (6/30/62) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

STEPHEN P. DEXTER* (3/17/58) Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the 1998 calendar year.

                                               Aggregate                      Total Compensation From Fund and
Name of Trustee                          Compensation From Fund                Fund Complex Paid to Trustees**
---------------                          ----------------------                -------------------------------

James E. Akins                                  $45,800                                   $140,800
Arthur R. Gottschalk*                           $47,800                                   $146,300
Frederick T. Kelsey                             $45,800                                   $141,300
Fred B. Renwick                                 $45,800                                   $141,300
John G. Weithers                                $47,800                                   $146,300
John B. Tingleff***                             $47,800                                   $146,300

* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $151,300 for Mr. Gottschalk.
** Includes compensation for service on the Boards of 15 funds managed by Scudder Kemper and its affiliates with 53 fund portfolios during calendar year 1998. Each trustee currently serves as a board member of 15 funds managed by Scudder Kemper and its affiliates with 55 fund portfolios.
***      Deceased.

As of April 22, 1999, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio of the Fund.

As of April 22, 1999, all the shares of the Money Market, Total Return, High Yield, Growth, Government Securities, International, Small Cap Growth, Investment Grade Bond, Contrarian, Small Cap Value, Value+Growth, Horizon, Blue Chip, Global Blue Chip, International Growth and Income, Kemper-Dreman Financial Services, Kemper-Dreman High Return Equity, and Global Income Portfolios were held of record by KILICO Variable Annuity Separate Account ("KVASA"), KILICO Variable Separate Account ("KVSA"), KILICO Variable Separate Account 2 ("KVSA2"), Separate Account KGC ("KGC"), Separate Account KG ("KG"), Prudential Variable Contract Account GI-2 ("PVCA"), Cova Variable Annuity Account One ("Cova One"), Cova Variable Annuity Account Five ("Cova Five") and Lincoln Life Variable Annuity Account N ("LLVAA") on behalf of the owners of variable life insurance contracts and variable annuity contracts. At all meetings of shareholders of these Portfolios, Kemper Investors Life Insurance Company ("KILICO") will vote the shares held of record by KVASA, KVSA KVSA and KVSA2, Allmerica Financial Life Insurance and Annuity Company ("Allmerica") will vote the shares held of record by KGC and KG, Prudential Insurance Company of America ("Prudential") will vote the shares held of record by PVCA, Cova Financial Services Life Insurance Company and Cova Financial Life Insurance Company (collectively, "Cova") will vote the shares held of record by Cova One and Cova Five, and Lincoln National Life Insurance Company ("Lincoln") will vote the shares held of record by LLVAA only in accordance with the instructions received from the variable life and variable annuity contract owners on behalf of whom the shares are held. All shares for which no instructions are received will be voted in the same proportion as the shares for which instructions are received. Accordingly, KILICO disclaims beneficial ownership of the shares of these portfolios held of record by KVASA, KVSA, and KVSA2, and Allmerica disclaims beneficial ownership of the shares of these portfolios held of record by KGC and KG, and Prudential disclaims beneficial ownership of the shares of these portfolios held of record by PVCA, and Cova disclaims beneficial ownership of the shares of these portfolios held of record by Cova One and Cova Five and Lincoln disclaims beneficial ownership of the shares of these portfolios held of record by LLVAA.

Scudder Kemper will be the sole shareholder of the Aggressive Growth and Technology Growth Portfolios until such time as each Portfolio has public shareholders and therefore may be deemed a controlling person.

                                 NET ASSET VALUE

The net asset value per share of each Portfolio is the value of one share and is determined by dividing the value of the Portfolio's net assets by the number of shares outstanding. The net asset value of shares of the Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the
"Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. With respect to Portfolios with securities listed primarily on foreign exchanges, such securities may trade on days when the Portfolio's net asset value is not computed; and therefore, the net asset value of a Portfolio may be significantly affected on days when the investor has no access to the Portfolio.


All Portfolios (other than the Money Market Portfolio):

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Portfolio's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Fund's Valuation Committee of the Fund's Board, the value of a Portfolio asset as determined in accordance with these procedures does not represent the fair market value of the Portfolio asset, the value of the Portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other Portfolio holdings owned by the Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

Money Market Portfolio: The net asset value per share of the Money Market Portfolio is determined at 11:00 a.m. and as of the earlier of 3:00 p.m. Central time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

                               DIVIDENDS AND TAXES

Dividends for Money Market Portfolio. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to continue to qualify (or, for Aggressive Growth and Technology Portfolios, intend to qualify) as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Fund and its shareholders.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deductions for distributions to its shareholders).

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Fund and its Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                               SHAREHOLDER RIGHTS

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series" and on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. The Board of Trustees may also authorize the establishment of a multiple class fund structure. This would permit the Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Currently, the Fund does not offer a multi-class fund structure, but it may adopt such a structure at a future date.

On November 3, 1989, KILICO Money Market Separate Account, KILICO Total Return Separate Account, KILICO Income Separate Account and KILICO Equity Separate Account (collectively, the Accounts), which were separate accounts organized as open-end management investment companies, were restructured into one continuing separate account (KILICO Variable Annuity Separate Account) in unit investment trust form with subaccounts investing in corresponding Portfolios of the Fund. An additional subaccount also was created to invest in the Fund's Government Securities Portfolio. The restructuring and combining of the Accounts is referred to as the Reorganization. In connection with the Reorganization, approximately $550,000,000 in assets was added to the Fund (which at that time consisted of approximately $6,000,000 in assets). Because the assets added to the Fund as a result of the Reorganization were significantly greater than the existing assets of the Fund, the per share financial highlights of the Money Market, Total Return, High Yield and Growth Portfolios in this Prospectus reflect the Accounts as the continuing entities.

Information about the Portfolios' investment performance is contained in the Fund's 1998 Annual Report to Shareholders, which may be obtained without charge from the Fund.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover .

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the trustees.

ADDITIONAL INFORMATION

Other Information

The CUSIP number of each Portfolio is as follows:

Kemper Money Market Portfolio                           488439 10 0
Kemper Government Securities Portfolio                  488439 30 8
Kemper Investment Grade Bond Portfolio                  488439 40 7
Kemper High Yield Portfolio                             488439 50 6
Kemper Total Return Portfolio                           488439 60 5
Kemper Blue Chip Portfolio                              488439 70 4
Kemper Growth Portfolio                                 488439 80 3
Kemper Aggressive Growth Portfolio                      488439 88 6
Kemper Horizon 20+ Portfolio                            488439 87 8
Kemper Horizon 10+ Portfolio                            488439 86 0
Kemper Horizon 5 Portfolio                              488439 85 2
Kemper Small Cap Growth Portfolio                       488439 84 5
Kemper Technology Growth Portfolio                      488439 83 7
Kemper Value+Growth Portfolio                           488439 82 9
Kemper Contrarian Value Portfolio                       488439 74 6
Kemper-Dreman High Return Equity Portfolio              488439 20 9
Kemper Small Cap Value Portfolio                        488439 81 1
Kemper-Dreman Financial Services Portfolio              488439 79 5
Kemper Global Income Portfolio                          488439 78 7
Kemper Global Blue Chip Portfolio                       488439 76 1
Kemper International Growth and Income Portfolio        488439 77 9
Kemper International Portfolio                          488439 75 3

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Portfolio, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 1998 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Effective May 1, 1999, the Fund's Board of Trustees has approved a name change of the Fund from Investors Fund Series to Kemper Variable Series.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.